                                                              EXHIBIT 10.21









                                LICENSE AGREEMENT
                                -----------------


          LICENSE AGREEMENT, dated as of July 12, 1996 (the "Effective Date"), by and between FARBERWARE INC. (formerly known as Far-B Acquisition Corp.), a Delaware corporation (the "Licensor") and SERVICE MERCHANDISE COMPANY, INC., a Tennessee corporation (the "Licensee").

          WHEREAS, Licensor has acquired and owns certain trademarks, patents and copyrights relating to Electric Products as defined herein, as well as to other products; and

          WHEREAS, the Licensor wishes to grant, and the Licensee wishes to receive, a license under certain trademarks, patents and copyrights relating to Electric Products, all upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and of other good and valuable consideration, each to the other in hand paid, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I.

                  Definitions, Interpretation and Construction
                  --------------------------------------------

          The capitalized terms used in this License Agreement are defined, and the rules governing the interpretation and construction of this License Agreement are set forth, in Schedule I annexed hereto; and the text and provisions of said Schedule I are incorporated herein by reference as though set forth at length in this Article I.

                                   ARTICLE II.
                                   -----------

                                Grant of Licenses
                                -----------------

       2.1 Licensor hereby grants to Licensee for the period from the Effective Date until Termination in accordance with Article XV below:

              2.1.1 The exclusive right and license to use and exploit throughout the World (except as hereinafter provided) the Farberware name and related trademarks in connection with the sourcing, manufacture, distribution and/or sale of Electric Products, including rights to manufacture, source, market and otherwise exploit electrified versions of the frying pans, griddles and woks referred to in the final sentence of the definition of Cookware and Bakeware Products.

              2.1.2 The exclusive right and license to use and exploit throughout the world (except as set forth in the last sentence of this Section
2.1.2 and as otherwise hereinafter provided) those specific Intellectual Property Rights that were acquired by Licensor pursuant to the Asset Purchase Agreement and that are listed on Schedule II annexed hereto in connection with the sourcing, manufacture, distribution and/or sale of Electric Products, such specific Intellectual Property Rights, together with such registrations thereof as may hereafter be effected in additional countries in accordance with Section
7.2 solely for Electric Products, being herein collectively called "Schedule II Rights." Notwithstanding the foregoing provisions of this Section 2.1.2, to the extent that the Schedule II Rights have application to electrical items for commercial, industrial and/or institutional uses, Licensor retains, and shall at all times have, the right to use and exploit the Schedule II Rights, for itself and its assignees, licensees, successors and assigns, in connection with the sourcing, manufacture, distribution and/or sale of electrical items for commercial, industrial and/or institutional use (as distinguished from home use) whether or not now invented.

              2.1.3 The non-exclusive right to use and exploit so much of the other Intellectual Property Rights acquired by the Licensor pursuant to the Asset Purchase Agreement (including, without limitation, such of the Intellectual Property Rights listed on Schedule III annexed hereto as were so acquired by Licensor but are not listed on Schedule II) as (i) have heretofore been used or exploited by the Licensor or its predecessors in connection with the sourcing, manufacture and distribution of Electric Products, and (ii) may be used and exploited without violating the rights of third parties, including without limitation, the rights of parties to the Existing Farberware Licenses and the Lifetime License, such non-exclusive Intellectual Property Rights, together with such registrations thereof as may hereafter be effected in additional countries in accordance with Section 7.2 not solely for Electric Products, being herein collectively called "Schedule III Rights."

       2.2 Licensor reserves unto itself (for its own account and benefit and, where relevant, the accounts and benefit of holders of Farberware Licenses, including Existing Farberware Licenses) all other rights in and to the Intellectual Property. Without limiting the generality of the next preceding sentence and notwithstanding the grant of rights made to Licensee pursuant to
Section 2.1, Licensor and any Affiliate of Licensor shall have the right at any time and from time to time to sell any and all Electric Products inventory owned by Licensor or any Affiliate of Licensor on the date hereof or that Licensor is hereafter required to purchase under the MSA or pursuant to outstanding purchase orders issued to third parties, and all returns of any thereof; provided, however, that promptly after August 29, 1996 Licensor shall offer to sell to Licensee all unsold Electric Products inventory then owned by Licensor "as is" and "where is" at a price equal to Licensor's Costs therefor, and Licensee shall have three business days following receipt of such offer (which offer shall be accompanied by a list of all Electric Products then comprising the Electric Products inventory then owned by Licensor and a statement of Licensor's Costs therefor) within which to accept it. Licensee shall have the right to accept such offer in whole but not in part. If Licensee accepts such offer within such period, Licensee shall take immediate delivery of the Electric Products inventory and make prompt payment therefor. If Licensee fails to accept such offer within such period, Licensor shall use commercially reasonable efforts to sell the Electric Products inventory then owned by Licensor promptly and on the best terms obtainable by Licensor. Notwithstanding the grants of trademark and other intellectual property rights being made to Licensee pursuant to Section 2.1, (i) Licensor shall have the right and license (so long as it owns any Electric Products inventory acquired from the Company, or from suppliers pursuant to agreements of the Company assumed by Licensor, or returned by customers) to use and exploit (and to authorize its customers to use and exploit in connection with resale of such Electric Products inventory) all of the Intellectual Property Rights that have at any time been used or exploited by the Licensor or the Company or others in the marketing of Electric Products inventory and (ii) the Company has a continuing royalty free license to use the name Farberware in connection with (and only in connection with) the sale in Australia of finished goods Inventory that was in Australia on the Purchase Date.

                                  ARTICLE III.

                   Representations and Warranties of Licensor
                   ------------------------------------------

       Licensor hereby represents and warrants to Licensee as follows:

       3.1 Licensor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted by it.

       3.2 Licensor has full corporate power and authority to enter into this License Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Licensor of this License Agreement have been duly and validly approved by the all necessary corporate action on the part of the Licensor, and no other actions or proceedings on the part of the Licensor are necessary to authorize this License Agreement and the transactions contemplated hereby. The Licensor has duly and validly executed and delivered this License Agreement. This License Agreement constitutes legal, valid and binding obligations of the Licensor, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

       3.3 No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this License Agreement is necessary in connection with the execution, delivery and performance by the Licensor of this License Agreement or the consummation of the transactions contemplated hereby, except as may otherwise be specifically provided in this License Agreement, including Section 18.5 hereof.

       3.4 The execution, delivery and performance of this License Agreement by the Licensor do not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Licensor under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any contract to which Licensor is a party or by which Licensor or any of its assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of the Licensor secured by its assets or properties; or (iv) violate or conflict with any provision of any of the Certificate of Incorporation, charter, by-laws or similar organizational instruments of the Licensor, and, in the case of the matters covered by subclauses (ii) and (iii) above, which could have a material adverse effect upon the Licensor or materially and adversely affect the ability of the Licensor to consummate the transactions contemplated by this License Agreement.

       3.5    Licensor represents and warrants to the Licensee as follows:

              3.5.1 Schedule III is a true copy of an amended Schedule 4.13 to the Asset Purchase Agreement as delivered to Licensor by the Company on April 2, 1996. It sets forth a list of all material inventions which on that date were the subject of issued letters patent or applications therefor and all material trademarks and service marks and material copyrights whether or not issued or registered or for which applications for issuance or registration were then pending, in each case which are owned by Licensor or used in the Business (as defined in the Asset Purchase Agreement) under license from others, specifying as to each, as applicable: (i) the nature of such Intellectual Property; (ii) the owner of such Intellectual Property; (iii) the jurisdictions by or in which such Intellectual Property has, to the best of Licensor's knowledge, been issued or registered or in which an application for such issuance or registration has been filed, including the respective patent registration or application numbers, if available; and (iv) licenses, sublicenses and other agreements to which the Licensor or the Company is a party and pursuant to which any person is authorized to use such Intellectual Property, and (v) contracts, agreements or understandings related to the Intellectual Property. Except as set forth in Schedules III, IV and V, the Licensor has the exclusive right (subject to existing license agreements listed on schedules to this License Agreement) to use the name "Farberware," and to the best of Licensor's knowledge the other names listed on Schedule III, in the manner, in the jurisdictions and for the purposes now being used by Licensor and its licensees without infringing the rights of third parties.

              3.5.2  Except as set forth on Schedules III and IV, the Licensor
(i) is not a party to any claim, suit, action or proceeding which involves a claim of infringement of any Intellectual Property, (ii) Licensor does not have any knowledge of any infringement by any other person of any Intellectual Property, and (iii) there have been no claims made or proceedings instituted of which Licensor is aware claiming that, and neither Licensor nor, to the best of its knowledge, the Company has received any notice that, any of the Intellectual Property is invalid, infringes or conflicts with the asserted rights of others. Except as disclosed on Schedules III, IV and V, no Intellectual Property is subject to any outstanding order, judgment, decree, stipulation or agreement restricting the use thereof by the Licensor or restricting the licensing thereof by the Licensor to any person. Licensee acknowledges that from time to time Electric Products have been sold and services in respect thereof have been rendered to customers whose purchase orders sometimes contain agreements under which the seller of such products may be required to defend, indemnify and hold the customer harmless against any charge of patent, trademark or copyright infringement and that the Uniform Commercial Code imposes a similar obligation where the products were and are made to the specifications of the customer. With the exception of the foregoing, and except as may be provided in items disclosed on Schedules III, IV and V, the Licensor has not entered into any special agreement to indemnify any other person against any charge of infringement of any patent, trademark, service mark or copyright of the Business.

       3.6 Except as set forth in Section 3.5 (including subsections 3.5.1 and 3.5.2), Licensor has not made any representations or warranties of any kind, express or implied, with respect to Intellectual Property or Intellectual Property Rights.

       3.7 The representations and warranties made in Section 3.5 (including subsections 3.5.1 and 3.5.2) shall expire and be null and void and of no further force or effect on and after April 1, 1999, except as to claims asserted prior to that date in reasonable detail (specifying the nature of the alleged breach on which the claim is based and the nature and extent of the damages purportedly sustained) in a written notice (given to Licensor in the manner set forth in Section 18.3 of this License Agreement); and no action, suit or proceeding based on any breach or alleged breach of any such representation or warranty shall be commenced at any time unless (i) the claims asserted in such action, suit or proceeding were first asserted in such a notice given prior to April 1, 1999 and
(ii) such action, suit or proceeding is commenced prior to October 1, 1999. Any action, suit or proceeding that does not satisfy the requirements set forth in clauses (i) and (ii) of the next preceding sentence shall be, and be deemed to be, time barred and be subject to dismissal, and be dismissed, as such.


                                   ARTICLE IV.

                   Representations and Warranties of Licensee
                   ------------------------------------------

       The Licensee hereby represents and warrants to the Licensor that:

       4.1 Licensee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted by it.

       4.2 Licensee has full corporate power and authority to enter into this License Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Licensee of this License Agreement have been duly and validly approved by the board of directors of Licensee, and no other actions or proceedings on the part of the Licensee are necessary to authorize this

License Agreement and the transactions contemplated hereby. The Licensee has duly and validly executed and delivered this License Agreement. This License Agreement constitutes legal, valid and binding obligations of the Licensee, enforceable in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect which affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

       4.3 No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this License Agreement is necessary in connection with the execution, delivery and performance by the Licensee of this License Agreement and the fulfillment of its obligations as contemplated hereby, except as may otherwise be specifically provided in this License Agreement, including Articles V, VI and VII hereof.

       4.4 The execution, delivery and performance by the Licensee of this License Agreement do not and will not (i) violate any Law; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party additional rights (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of the Licensee under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any contract to which the Licensee is a party or by which the Licensee or any of its assets or properties are bound;
(iii) permit the acceleration of the maturity of any indebtedness of the Licensee or indebtedness secured by assets or properties; or (iv) violate or conflict with any provisions of the organizational instruments of the Licensee and, in the case of the matters covered by subclauses (ii) and (iii) above which could have a material adverse effect upon the Licensee or materially and adversely affect the ability of the Licensee to fulfill its obligations as contemplated by this License Agreement.


                                   ARTICLE V.

       Ownership and Use of Intellectual Property Rights
       -------------------------------------------------

       5.1 Licensee acknowledges Licensor's exclusive ownership of the Intellectual Property Rights, including any and all trademarks, service marks, copyrights and patents listed on Schedule III, and agrees that it will do nothing inconsistent with such ownership.

       5.2 Licensee acknowledges and agrees that all of the Intellectual Property Rights and the goodwill pertaining to the Intellectual Property Rights is vested in Licensor. Licensor agrees to record this License Agreement and/or to register Licensee as a user of the Intellectual Property Rights licensed hereby with appropriate government authorities and to execute all further lawful documents necessary to effect the terms of this License Agreement in various countries in a manner that will preserve the ownership rights of Licensor therein; and Licensee agrees to assist Licensor in so doing. If, after being requested to do so by Licensee, Licensor shall for any reason fail to record this License Agreement, or, alternatively, to register Licensee as a user of the Intellectual Property Rights licensed hereby with appropriate government authorities, or otherwise fail to make other necessary filings hereunder, Licensee shall have the right, on notice to Licensor, to do so; and in such event Licensor shall cooperate with Licensee in the exercise of such right.

       5.3 Licensee agrees to follow the reasonable instructions of Licensor for proper use of the Intellectual Property Rights licensed hereby in order that protection and/or registrations therefor (not within the scope of Licensor's obligations under this License Agreement) may be obtained or maintained. Licensee agrees that, except as specifically provided in Article II, nothing in this License Agreement shall give Licensee any right, title or interest in or to any of the Intellectual Property Rights licensed hereby including (i) the vesting of ownership of the Intellectual Property Rights in Licensee, (ii) the vesting of secondary meaning rights to the Intellectual Property in Licensee, or
(iii) the loss by Licensor of any of its rights in and to the Intellectual Property reserved to Licensor herein (including rights of reverter which are hereby so reserved) other than the right and license to exercise Intellectual Property Rights in accordance with, and subject to the terms and conditions of, this License Agreement. Licensee further agrees that it will not attack the title of Licensor to any of the Intellectual Property Rights, or attack the validity of the Intellectual Property Rights, or attack the validity of this License Agreement.


                                   ARTICLE VI.

                          Quality Standards and Control
                          -----------------------------

       6.1 Licensor acknowledges that adherence to high standards of quality, safety, style and appearance in the manufacture and distribution of Electric Products is imperative to preservation of the integrity and value of the Farberware name, related trademarks and associated good will; and Licensee undertakes and agrees that all Electric Products manufactured and distributed by Licensee using the Farberware name and related trademarks shall (i) comply with applicable laws and regulations, (ii) be approved by the Underwriters' Laboratory (or one or more other laboratories or institutions of comparable standing selected by the Licensee with the consent of the Licensor, which consent shall not be unreasonably withheld) and (iii) conform to standards of quality, safety, style and appearance at least equal to those standards that have heretofore applied to first quality Electric Products manufactured and distributed by the Company, which the parties agree are acceptable standards. The Licensee further agrees that Licensor shall have the right to assure itself that the Licensee is complying with the standards set forth in this Section 6.1 either by means of the procedure set forth in Section 6.2 ("Prior Approval") or by means of the procedure set forth in Section 6.3 ("Post Production Review"), the choice of procedure to be chosen by the Licensee in the Licensee's sole and absolute discretion.

       6.2 If Licensee chooses to seek Prior Approval of an Electric Product, Licensee will initially forward to Licensor a prototype sample ("Initial Sample") thereof. Upon receipt of Licensor's approval of the Initial Sample, Licensee will produce a production sample. Licensee agrees to test such Electric Product before production of said product in Licensee's own laboratory and to submit written results of such test along with a sample ("Approval Sample") of the Electric Product so tested to Licensor. Licensor may, for any reason, submit any such Approval Sample to an independent laboratory for testing. All costs, fees and expenses associated with the testing by the independent laboratory will be borne by the Licensee. Licensor agrees to inspect expeditiously each such Approval Sample and to notify Licensee of its approval within fifteen (15) days of receipt, and if not approved, to advise Licensee, in writing, of any and all corrections reasonably required in order for it to be approved. The quality of each Electric Product offered for sale by Licensee shall be in conformity with the Approval Sample thereof. If Licensor does not so respond within thirty (30) days, the Approval Sample shall be deemed approved by Licensor. The cost of all Approval Samples, including any and all shipping charges, shall be borne exclusively by Licensee. Licensor shall be entitled from time to time to inspect random samples (which Licensee agrees to make available at no charge to Licensor) from the production stock of Electric Products that received Prior Approval to confirm that production stock of such products substantially conforms with the Approval Samples thereof. Production samples of any Electric Products that conform to the Approval Samples thereof shall be deemed to meet the standards required by Section 6.1.

       6.3 If Licensee elects not to pursue prior approval of any Electric Product in accordance with Section 6.2 above, Licensee shall be deemed to have opted for Post Production Review of such product, and Licensee may proceed with the production and marketing of such Electric Product so long as Licensee determines in good faith that such product conforms to the standards required by
Section 6.1. Prior to or contemporaneously with Licensee's first commercial sale of any Electric Product for which Licensee did not seek Prior Approval in accordance with Section 6.2, Licensee shall provide Licensor with written notice of Licensee's introduction of such Electric Product. Licensee agrees to make available to Licensor at no charge such samples of each of the Electric Products produced by Licensee as Licensor may from time to time reasonably request for the purpose of testing such products for compliance with applicable laws and regulations, and to enable Licensor to determine whether such products comply with the standards specified in Section 6.1 above. If Licensor thereafter determines in Licensor's reasonable discretion (which shall not be arbitrarily or capriciously exercised) that any Electric Product not previously approved in writing (except as otherwise provided in the penultimate sentence of Section 6.2) does not comply with applicable laws and regulations or meet the quality standards required by
Section 6.1, Licensor shall have the right (which shall be exercised reasonably and, if challenged by Licensee, shall be subject to the Dispute Resolution procedures set forth in Article XIII by written notice to Licensee to order that such product be withdrawn from the market (i) immediately if Licensor's objections relate to the safety of the product or (ii) within 180 days if Licensor's objections relate to other factors, including the aesthetic quality of such product. A failure promptly to comply with any such order that is not challenged or, if challenged, is upheld will be deemed to be a breach of this License Agreement.

       6.4 Licensee agrees to permit Licensor upon reasonable request to inspect Licensee's manufacturing operations and testing records (and those of Licensee's suppliers) for the Electric Products.

       6.5 Any modification of any Electric Product, including any change of materials, design or size, which could adversely affect the quality or safety of such product, shall be treated as if it were a new product.

       6.6 Licensee acknowledges that adherence to high standards of quality, style and appearance in the packaging and advertising (including any printed materials) of Electric Products or in related uses of the Farberware name, logo or related trademarks in any form or manner whatsoever (collectively, "Packaging and/or Promotional Materials") is essential to preservation of the integrity and value of the Farberware name, related trademarks and associated good will; and Licensee undertakes and agrees that all Packaging and/or Promotional Materials using the Farberware name, logo or related trademarks shall conform to standards of quality, style and appearance at least equal to those standards that (i) have heretofore applied in the packaging and marketing of first quality Electric Products manufactured and distributed by the Company or, alternatively, (ii) have applied, or from time to time hereafter may be applied, to the packaging and marketing of the highest grade Electric Products manufactured and distributed by the Licensee under its own name or under the name of other licensors of comparable stature and reputation as the Licensor; and the parties agree that adherence to either of those standards shall be, and be deemed to be, adherence to an acceptable standard. The Licensee further agrees that Licensor shall have the right to assure itself that the Licensee is adhering to a standard permitted by this Section 6.6 either by means of the procedure set forth in subsection 6.6.1 ("Prior Approval"), or by means of the procedure set forth in subsection 6.6.2 ("Post-Utilization Review"), the choice of procedure to be made by Licensee in Licensee's sole and absolute discretion.

              6.6.1 If Licensee chooses to seek Prior Approval of any Packaging and/or Promotional Materials, Licensee shall submit samples (hereinafter referred to as "Print Samples") of such Packaging and/or Promotional Materials to Licensor for approval prior to use thereof. Licensor agrees expeditiously to inspect such Print Samples and to notify Licensee of its approval within 15 days of receipt and, if not approved, to advise Licensee in writing of any and all changes reasonably required in order for them to be approved. The quality of the Packaging and/or Promotional Materials utilized by Licensee shall be in conformity with the Print Samples. If Licensor does not so respond within 30 days, the Print Samples shall be deemed approved by the Licensor. The cost of all Print Samples, including any and all shipping charges, shall be borne exclusively by Licensee.

              6.6.2 If Licensee elects not to pursue Prior Approval of any Packaging and/or Promotional Materials in accordance with subsection 6.6.1 above, Licensee shall be deemed to have opted for Post-Utilization Review of such Packaging and/or Promotional Materials, and Licensee may proceed with use thereof so long as Licensee determines, in good faith, that such Packaging and/or Promotional Materials conform to a standard permitted by the introductory part of this Section 6.6. Prior to or contemporaneously with Licensee's first public use of any Packaging and/or Promotional Materials for which Licensee did not seek Prior Approval in accordance with subsection 6.6.1, Licensee shall provide Licensor with written notice of Licensee's utilization thereof, and, if requested to do so by Licensor, shall make available to Licensor at no charge, Print Samples of such Packaging and/or Promotional Materials for the purpose of enabling Licensor to determine whether such Packaging and/or Promotional Materials comply with a standard permitted by the forepart of this Section 6.6. If Licensor thereafter determines in Licensor's reasonable discretion (which shall not be arbitrarily or capriciously exercised) that the Packaging and/or Promotional Materials that were not previously approved do not comply with a standard permitted by the introductory part of this Section 6.6, Licensor shall have the right (which shall be exercised reasonably and, if challenged by Licensee, shall be subject to the dispute resolution procedures set forth in Article XIII), by written notice to Licensee, to order that use of such Packaging and/or Promotional Materials be discontinued
(i) immediately, if Licensor determines that such Packaging and/or Promotional Materials are offensive to community standards of decency or good taste or place any of the Licensed Marks in jeopardy, or (ii) within 180 days if Licensor's objections relate to other factors, including the aesthetic qualities of such materials. The failure promptly to comply with any such order that is not challenged, or, if challenged, is upheld, will be deemed to be a breach of this License Agreement.

              6.7 If Licensee at any time desires to have any Electric Products or components thereof manufactured by a third party and if any such third party manufacturer utilizes the Licensed Intellectual Property Rights for any unauthorized purpose, Licensee shall cooperate fully in bring such utilization to an immediate halt. If as a result of the activities of any such third party manufacturer, Licensor is subjected to any penalty or expense, Licensee will on demand fully compensate Licensor for any cost or loss Licensor sustains.

              6.8 All complaints concerning any Electric Products or any of the Intellectual Property Rights, which are received, either directly or indirectly, by the Licensee and which could reasonably be expected to result either in litigation against the Licensor or, alternatively, in a discernible diminution in the value of any of the Intellectual Property Rights, shall be promptly forwarded by the Licensee to the Licensor.

       6.9 All returns of Electric Products sold by Licensee under this License Agreement shall be directed to Licensee. In the event that any Electric Products sold by Licensee are returned to Licensor by consumers, Licensor shall request written instructions from Licensee as to the disposition thereof and, when received, Licensor shall follow such instructions at Licensee's expense. If Licensee fails to provide such instructions within ten business days after such request is made, Licensor shall ship the returned Electric Products to Licensee C.O.D., and Licensee shall accept the same. In all events, Licensee shall pay all reasonable costs incurred by Licensor in disposing of the Electric Products sold by Licensee that are returned by customers to Licensor. In the event that any Electric Products sold by Licensee are sent to Licensor by distributors, merchants or wholesalers, Licensor shall decline to accept delivery thereof and cause such products to be returned to the distributors, merchants or wholesalers from whom they were sent, together with instructions to deal with the Licensee with respect to any proposed return of products manufactured by it.

                                  ARTICLE VII.

                          Trademarks and Service Marks
                          ----------------------------

       7.1 Except with the written consent of Licensor, neither Licensee nor any of its subsidiaries or affiliates will register or attempt to register in any country (i) subject to any rights specifically granted to Licensee under this License Agreement, any of the Licensed Intellectual Property Rights (including any Marks), or (ii) any word, symbol or design which is confusingly similar to the Licensed Intellectual Property Rights. In the event of breach of the foregoing, Licensee agrees, at its expense and at Licensor's request, immediately to terminate the unauthorized registration activity, and promptly to execute and deliver, or cause to be executed and delivered, to Licensor such assignments and other documents as Licensor may require to transfer to Licensor all rights to the Marks or other Intellectual Property, registrations and applications involved.

       7.2 Licensee shall not use or exercise any Licensed Intellectual Property Rights (including the right to use any trade name, trademark or service mark) granted by this License Agreement in any country unless or until an application has been filed for the relevant Licensed Intellectual Property Right to be duly registered in such country by Licensor unless Licensee shall have (i) received the written opinion of qualified intellectual property counsel that to do so will not jeopardize the Licensed Intellectual Property Rights intended to be used or exercised or Licensor's interests therein and (ii) provided a copy of such opinion to Licensor together with a statement of Licensee's intended use or exercise of such Intellectual Property Rights. Licensor shall promptly file applications for such registration upon request by Licensee at Licensee's expense. If Licensor shall for any reason fail to file any such application within twenty business days after being requested to do so, Licensee shall have the right, on notice to Licensor, to make such filing; and in such event Licensor shall cooperate with Licensee in the exercise of such right. If Licensor files any such application, Licensor may determine whether or not to seek registration of any Intellectual Property Right solely for Electric Products or for additional categories as well. Applications and registrations of Licensed Intellectual Property Rights solely for Electric Products shall be Schedule II Rights for purposes of this License Agreement. Applications and registrations of Licensed Intellectual Property Rights not solely for Electric Products shall be Schedule III Rights for purposes of this License Agreement.

       7.3 Licensee shall also provide Licensor with specimens of use of the Licensed Intellectual Property Rights necessary for filing trademark applications, statements of use, renewals of registration and other such registration documents in timely fashion upon request.

       7.4 Licensee agrees that it shall affix to every item or package of the Electric Products a notice to indicate the rights of Licensor in the Licensed Intellectual Property Rights, including registration status of the Licensed Marks, and that the Electric Products are manufactured and sold pursuant to a license from Farberware Inc. Licensor agrees to notify Licensee of any change in the registration status of the Licensed Marks of which Licensor becomes aware. Licensee shall not be required to indicate changes in the registration status of Licensed Marks on any

Electric Products manufactured prior to Licensee's receipt of notice of such change of status.


                                  ARTICLE VIII.

                          Patent and Copyright Marking
                          ----------------------------

       8.1 At all times from the Effective Date and until termination of the patents, Licensee shall affix to Electric Products a statement, identifying each applicable United States Patent, substantially in the following form: "Licensed under United States Patent No. _______."

       8.2 At all times from the Effective Date and until termination of the copyrights, Licensee shall affix to all copies of copyrighted materials including copyrighted designs and related documentation, or portions thereof, made or used by Licensee hereunder, a copyright notice in either of the following forms: "Copyright [year], Farberware Inc. All Rights Reserved." or (C) [year], Farberware Inc. All Rights Reserved." The notice shall be affixed to all copies or portions thereof in such manner and location as to give reasonable notice of Licensor's claim of copyright.


                                   ARTICLE IX.

                            Reimbursement by Licensee
                            -------------------------

              Licensee shall reimburse Licensor for all official fees and attorney's fees in connection with renewal, maintenance, application for registration, license recordal, user registration and other fees pertaining to the Intellectual Property Rights licensed hereunder, including the Licensed Marks, patents and copyrights, and shall reimburse Licensor for all license recordal, user, registration and other fees incurred after the date hereof that are necessary, in the view of Licensor, for Licensee to exercise the licenses and rights granted in this License Agreement for the manufacture, sourcing, and exploitation of Electric Products. Notwithstanding the foregoing sentence of this Article IX, if any renewal, maintenance, application for registration, license recordal, user registration or other fees and related expenses (collectively "Maintenance Charges") are incurred in connection with the use of an Intellectual Property Right by, or the protection of such Intellectual Property Right for, Licensee and other lawful users of such Intellectual Property Right (including Licensor), such maintenance charges shall be apportioned among the users of such Intellectual Property Right (including Licensee and Licensor) in accordance with their comparative usage and enjoyment of the benefits thereof.


                                   ARTICLE X.

                                 Indemnification
                                 ---------------

       10.1 Licensee shall exonerate, indemnify and hold harmless Licensor and the other Indemnified Parties at all times from and after the Effective Date against all claims, liabilities (including settlements entered into in good faith with Licensee's consent, not to be unreasonably withheld) and expenses (including reasonable attorneys' fees, disbursements and other charges) arising out of Licensee's activities hereunder, or out of any defect (whether obvious or hidden and whether or not present in any sample approved by Licensor) in any Electric Products (other than Electric Products purchased by Licensee from Licensor) sold by Licensee or any person or entity deriving rights from Licensee, or arising from personal injury, or property damage, or any infringement of any rights of any other person by the manufacture, sale, possession or use of any Electric Products (other than Electric Products purchased by Licensee from Licensor) sold by Licensee or any person or entity deriving rights from Licensee, or their failure to comply with applicable laws, regulations and standards. Without limiting the generality of the foregoing, Licensee agrees to exonerate, indemnify and hold Licensor, Parent and their respective officers, directors and employees, harmless of, from and against any liability or expense arising from any claim that the Electric Products (other than Electric Products purchased by Licensee from Licensor) or the use of the Intellectual Property Rights on or in connection with the Electric Products (other than Electric Products purchased by Licensee from Licensor) hereunder or any packaging, advertising or promotional material infringes on any patent, copyright or trademark right of any third party or otherwise constitutes unfair competition by reason of any prior rights acquired by such third party. The Indemnified Parties hereunder shall include Syratech Corporation and Licensor and their respective affiliates, officers, directors, employees and agents. Notwithstanding the foregoing provisions of this Section 10.1, Licensee shall not be required to indemnify Syratech Corporation or Licensor or their respective Affiliates, officers, directors, employees or agents against any liability arising out of any infringement of the rights of any other Person if (i) such infringement constitutes a breach of Licensor's representations and warranties under Section 3.5 and (ii) such representations and warranties are in effect and have not expired in accordance with the terms of Section 3.7 at the time when the claim of infringement is made by the Person whose rights have been infringed.

       10.2 No warranty or indemnity is given by Licensor with respect to any liability or expense arising from any claim that use of any of the Intellectual Property Rights on or in connection with any of the Electric Products hereunder or any packaging, advertising or promotional material infringes on any trademark right of any third party or otherwise constitutes unfair competition by reason of any prior rights acquired by such third party other than rights acquired from Licensor. It is expressly agreed that it is Licensee's responsibility to carry out such investigations as it may deem appropriate to establish that all Electric Products, packaging, promotional and advertising material, which are manufactured or created hereunder, including any use made of the Intellectual Property Rights therewith, do not infringe such rights of any third party, and Licensor shall not be liable to Licensee if such infringement occurs. Except as set forth on Schedule IV, there are no infringement claims known to Lessor.



                                   ARTICLE XI.

                                    Insurance
                                    ---------

              To assure the exoneration and indemnification provided for in
Section 8.1, Licensee shall, at Licensee's expense, obtain (and shall cause each of its sublicensees to obtain with respect to Electric Products covered by its sublicense) product liability insurance with respect to Electric Products sold hereunder in the following amounts:
                $1,000,000 - per occurrence; plus
                $5,000,000 - umbrella

The insurance obtained by Licensee (and each of its sublicensees) shall be in form and with insurers reasonably acceptable to Licensor, and shall provide coverage for Licensor as an additional insured. No deductible shall apply to claims against Licensor. Upon the execution of this License Agreement, and upon execution of each sublicense, Licensee shall submit to Licensor original or duplicate policies of insurance or certificates of the insurers showing that the insurance hereinabove required is in effect, each of which policies or certificates shall provide that the insurer thereunder shall provide to Licensor written notice of alteration or cancellation of the relevant insurance policy at least thirty (30) days prior to such alteration or cancellation of the insurance policy. Licensor shall indemnify Licensee from and against any claim that Licensee is not entitled to use the Licensed Intellectual Property Rights pursuant to this License Agreement because such use allegedly infringes on the rights of any third party granted to such third party by Licensor.


                                  ARTICLE XII.

                         Limitation of Licensor's Rights
                         -------------------------------

              Except as otherwise provided in Section 2.2, Licensor shall not use the Electric Products Rights or the Schedule II Rights or Schedule III Rights for itself on Electric Products during the Term. Licensor shall not license any other party to use the Electric Products Rights or the Schedule II Rights or Schedule III Rights on Electric Products during the Term.

                                  ARTICLE XIII.

                                    Royalties
                                    ---------

       13.1   Advances.
              --------

              13.1.1 Licensee has paid to Licensor, and Licensor acknowledges the receipt of, the sum of * Dollars ($*) as an advance (an "Advance") against royalties to be due and payable for the period beginning on the date hereof and ending December 31, 1997 (the "Start-up Period").

              13.1.2 On or before the first day of each calendar quarter of calendar year 1998 Licensee shall pay to Licensor the sum of * Dollars ($*) as an advance (each, an "Advance") against royalties to be due and payable for the calendar quarter then beginning or about to begin.

              13.1.3 On or before the first day of each calendar quarter of calendar year 1999 Licensee shall pay to Licensor the sum of * Dollars ($*) as an advance (each, an "Advance") against royalties to be due and payable for the calendar quarter then beginning or about to begin.

              13.1.4 On or before the first day of each calendar quarter of each succeeding calendar year during the Term, beginning January 1, 2000, Licensee shall pay to Licensor the sum of * Dollars ($*) as an advance (each an "Advance") against royalties to be due and payable for the calendar quarter then beginning or about to begin.

       13.2   Royalties.
              ---------

              13.2.1 On or before the 44th day of each calendar quarter, beginning with the calendar quarter (the "First Payment Quarter") next following the

-------------
* Redaction
one in which the aggregate royalties accrued from the inception of the Start-up Period through the end of such calendar quarter first exceed the Section 13.1.1 Advance and ending on February 14, 1998, Licensee agrees to make a royalty payment to Licensor that is equal to * percent (*%) of the First Cost of all Electric Products (a) purchased by the Licensee (other than Electric Products purchased by Licensee from Licensor) or (b) sold by sublicensees of the Licensee (other than Electric Products sold by such sublicensees to the Licensee): (i) in the case of the payment in the First Payment Quarter, from the inception of the Start-up Period through the end of the next preceding calendar quarter, and (ii) in case of payments in any succeeding quarter, during the calendar quarter next preceding such payment; provided, however, that Licensee shall be entitled to deduct from the first Royalty Payment made in respect of the Start-up Period an amount equal to the Advance paid in respect of the Start-up Period; and provided, further, that the payment date for royalties pertaining to Electric Products sold by sublicensees of Licensee shall be the 60th day of each calendar quarter.

              13.2.2 On or before the 44th day of each calendar quarter starting with the calendar quarter that begins on April 1, 1998 and ending on the 44th day following the end of the Term, Licensee agrees to make a Royalty Payment to Licensor that is equal to (i) * percentum (*%) of the First Cost of all Electric Products (a) purchased by the Licensee or (b) sold by sublicensees of the Licensee (other than Electric Products sold by such sublicensees to the Licensee) during the next preceding calendar quarter, LESS (ii) the Advance paid in respect of the next preceding calendar quarter; provided that the payment date for royalties pertaining to

Electric Products sold by sublicensees of Licensee shall be the 60th day of each calendar quarter.

              13.2.3 Each Royalty Payment shall be accompanied by a complete and accurate statement, signed and certified by the chief financial officer of Licensee, showing (i) the number, description (by SKU) and First Cost of the Electric Products purchased by the Licensee during the Start-up Period or the preceding calendar quarter, as the case may be, (ii) the number, description (by
SKU) and First Cost of the Electric Products sold by each sublicensee of the Licensee during the Start-up period or the preceding calendar quarter, as the case may be, and (iii) all other information necessary to verify the computation of the Royalty Payment.

              13.2.4 On or before the 28th day of March in each calendar year during the Term, beginning in calendar year 1999, and in the calendar year following the end of the Term, Licensee shall provide Licensor with a summary accounting (certified by Licensee's Chief Financial Officer) of all royalties payable in respect of the next preceding calendar year. Subject to objection and audit, as hereinafter provided, if such summary accounting shows that the royalties payable in respect of the next preceding calendar year exceeded the sum of the Advances paid and Royalty Payments made in respect of the next preceding calendar year, Licensee shall pay to Licensor the amount of such excess. Conversely, if such summary accounting shows that the sum of the Advances paid and Royalty Payments made in respect of the next preceding calendar year exceeded the greater of (i) the Advances paid in respect of such calendar year and (ii) the royalties payable in respect of such calendar year, Licensor shall refund such excess to Licensee. Licensee may accept, but shall have the right to audit and object in writing to the substance of any summary accounting provided pursuant to this Section 13.2.4, in which latter event the resulting dispute shall be resolved as provided in Article XVII.

              13.2.5 As used herein the term "First Cost" means (i) in the case of Electric Products purchased by Licensee from a manufacturer or other supplier (including any sublicensee) based in the United States, the amount paid or payable by Licensee to such manufacturer or other supplier for such Electric Products, net of discounts and allowances to Licensee applicable solely and specifically to such Electric Products and exclusive of freight or shipping charges, (ii) in the case of Electric Products purchased by Licensee from an overseas-based (non-United States) manufacturer or other supplier (including any sublicensee), the amount paid or payable by Licensee to such manufacturer or other supplier for such Electric Products, exclusive of freight or shipping charges and customs duties and other taxes and customs brokers' fees payable by Licensee in respect of such products, (iii) in the case of Electric Products sold by an overseas-based (non-United States) sublicensee, the amount paid or payable to such sublicensee for such Electric Products by its customers (other than Licensee), exclusive of freight or shipping charges, and, if applicable, customs duties and other taxes and customs brokers' fees payable by the customers to whom such Electric Products are sold, and (iv) in the case of a United States-based sublicensee, (a) the amount paid or payable to such sublicensee for Electric Products manufactured, completed or finished by or on behalf of such sublicensee within the United States, net of discounts and allowances to its customers (other than Licensee) applicable solely and specifically to such Electric

Products or (b) the amount paid or payable by such sublicensee for finished Electric Products imported by it from overseas suppliers, in each case exclusive of freight or shipping charges and, in the case of subclause (b), customs duties and other taxes and customs brokers' fees, payable by such sublicensee.

               13.3 INSPECTION OF BOOKS AND RECORDS. Licensee agrees to keep, and to cause its sublicensees to keep, accurate books of account and records covering all transactions relating to the purchase (in the case of Licensee) or sale (in the case of sublicensees) of Electric Products. Licensor, its representatives and agents shall have the right at all reasonable business hours, upon reasonable notice, to examine and audit (including the right to make extracts) the books and records and other related documents and records in order to verify Electric Products purchases (in the case of Licensee) and sales (in the case of sublicensees) of Licensee and any sublicensees and royalties due, and such books and records shall be maintained by Licensee and its sublicensees for three (3) years following each Royalty Payment. Any inspection shall be at Licensor's expense, unless a discrepancy to Licensor's detriment in the amount of three percent (3%) or more is discovered, in which event Licensee shall bear all customary expenses, including reasonable accounting, auditing and legal fees and related disbursements and other charges.. Any agreement pursuant to which Licensee grants a sublicense shall provide that both Licensor and Licensee shall have rights vis-a-vis the sublicensee (including rights to inspect books and records) that are substantially the same as the foregoing rights of the Licensor vis-a-vis the Licensee; but the Licensee shall have the primary obligation to collect royalties due from the sublicensees and to audit compliance by the sublicensees with the terms of this

License Agreement, including the royalty payment provisions; and no exercise by Licensor of its rights to inspect sublicensees' books and records shall relieve Licensee from such responsibility or from its obligation to pay royalties based on sales made by its sublicensees.

              13.4 CURRENCY. All Royalty payments and Advances due under this Agreement shall be based on United States Dollar calculations and paid by Licensee in United States Dollars. Exchange rates used to convert local currency sales to United States Dollars shall be the applicable exchange rate of New York banks as published in the Wall Street Journal on the day preceding the date of payment.

              13.5 BLOCKED CURRENCY. If any foreign governmental entity restricts or prohibits, by exchange controls or otherwise, the payment by Licensee to Licensor of any sums due to Licensor hereunder, Licensee shall, notwithstanding any such restriction, pay to Licensor in the United States any and all such sums due Licensor by Licensee hereunder in United States Dollars, as and when due in accordance with the terms hereof.


                                  ARTICLE XIV.

                      Unlicensed Use of Licensed Materials
                      ------------------------------------

              14.1 Licensee agrees that it will not use the Licensed Intellectual Property Rights in any way other than as herein authorized.

              14.2 Licensee shall promptly notify Licensor in writing of any infringement by any third party of the Licensed Intellectual Property Rights which come to the Licensee's attention. In the event that the Licensor determines that action should be taken against any such third party, the Licensor may take such action in its own name and at its own expense or, where required by law, in the Licensee's name. Licensor shall bear the cost of such action and shall be entitled to control the prosecution thereof. The Licensee agrees to cooperate fully with the Licensor to the extent necessary to prosecute any such action and, if necessary, to be named by Licensor as a sole complainant or co-complainant in any action against an alleged infringer of the Licensed Intellectual Property Rights. If Licensor decides not to bring any such action after having been requested in writing by the Licensee to do so, then the Licensee will be entitled, at its own expense, to bring such action in its own name or, where required by law, in the Licensor's name. The Licensee will at all times keep the Licensor informed of all details arising in connection with any action, and the Licensor will at all times have the right to participate in any such action at its own expense. The Licensor agrees to cooperate fully with the Licensee to the extent necessary to prosecute any such action. In the event and to the extent that any action brought under this Section results in any monetary recovery, such recovery shall first be applied to payment of the expenses of Licensor and Licensee, respectively, and the balance of such recovery shall be divided between Licensor and Licensee in proportion to the damages sustained by each of them as a result of the infringement.


                                   ARTICLE XV.

                                   Termination
                                   -----------

              15.1 BASIC TERM. Unless previously terminated, the term of this License Agreement ("Term"), and the rights and licenses granted herein, shall continue from the Effective Date to December 31, 2095 (the "Expiration Date") and the licenses under each of the Copyrights and Patents shall continue from the Effective Date to the expiration of the term of such Copyright or Patent or any renewal or extension thereof.

              15.2 TERMINATION BY LICENSEE. Licensee shall have the right to terminate this License Agreement at any time upon six months' prior written notice to Licensor given in the manner provided in Section 18.3.

              15.3 TERMINATION BY LICENSOR. All of the rights and licenses granted by this License Agreement shall terminate upon a material breach by Licensee of any of the material terms and conditions of this License Agreement or the Agreement (including failure to make any payment required to be made pursuant to the Agreement when due), which, after due notice of same from Licensor, remains uncured for a period of 60 calendar days, provided, however, that a breach (other than a failure to make any payment when due), which cannot be cured within 60 days after notice will not result in termination of this Agreement if (i) such breach is susceptible of being cured within a reasonable time, (ii) efforts to cure such breach are commenced promptly after receipt of notice thereof, and (iii) such efforts are faithfully and diligently pursued by Licensee. Upon any such termination, Licensor shall be entitled to such damages, as the tribunal having jurisdiction shall determine.

              15.4 FORCE MAJEURE. No party shall be liable for failure or delay in performance of its obligations (except any obligation to pay money) hereunder when such failure or delay is due to force majeure and without the fault or negligence of the party so failing or delaying. For purposes of this License Agreement, "force majeure" is defined as causes beyond the control of the party, which cannot be practicably remedied by such party, including, without limitation: acts of God; acts, regulations or laws of any government; war; civil commotion; destruction of production facilities or materials by fire, earthquake or storm, labor disturbances; epidemic; and failure of public utilities or common carriers. If for any of the reasons set forth above any party shall be unable to perform any obligation when due, such party shall immediately notify the other of such inability and of the period of which such inability is expected to continue. Affected obligations of the parties shall be temporarily suspended during the period of force majeure and the time for performance under this License Agreement shall, as applicable, be extended by the duration of any such period.


                                  ARTICLE XVI.

                              Effect of Termination
                              ---------------------

              16.1 Upon termination of the licenses granted in this License Agreement, Licensee agrees, except as otherwise provided in Section 16.2, immediately to discontinue all use of the Licensed Intellectual Property Rights, including all use of any terms confusingly similar to the Licensed Marks, to cooperate with Licensor or its appointed agent to apply to the appropriate authorities to cancel recording of this License Agreement and all related agreements from all government records, to destroy all printed materials bearing any of the Licensed Marks, and that all rights in the Licensed Intellectual Property Rights and the good will connected therewith shall remain the property of Licensor.

              16.2   Upon termination of this License Agreement pursuant to
Section 15.1 or Section 15.3, Licensee and each of Licensee's sublicensees shall have the right to sell, for a period of six (6) months thereafter, any Electric Products that it has on-hand or that are in the process of manufacture and required to be purchased by Licensee or such sublicensee pursuant to purchase orders that are outstanding on the termination date, provided that Licensee and each such sublicensee shall be bound by all other obligations imposed upon it by or pursuant to this License Agreement. Thereafter, and except as otherwise hereinafter provided immediately upon termination of this License Agreement pursuant to Section 15.2, all unsold inventory of Electric Products must either be (i) reworked to change its appearance or (ii) destroyed. In no case may Electric Products inventory be "dumped" or sold below manufactured costs. The sell-off rights provided for under this Section 16.2 shall not apply unless Licensee and/or each sublicensee wishing to take advantage of the sell off rights permitted herein maintains the insurance coverage required under Article XI of this License Agreement throughout the applicable sell-off period. Notwithstanding the second sentence of this Section 16.2 (and in addition to the rights given to it by the first sentence of this Section 16.2), Licensee (but not any sublicensee) shall have the right to sell in its own retail stores (without a time limit) any Electric Products that are on hand or that are in the process of manufacture and required to be purchased by Licensee pursuant to purchase orders outstanding (i) upon termination of this License Agreement pursuant to Section 15.1 or Section 15.3 or (ii) on the date the notice of termination is given (the "Termination Notice Date") pursuant to Section 15.2, if, but only if, Licensee does not purchase (other than pursuant to purchase orders by which the Licensee was then bound) any Electric Products on or after the termination date (in the case of a termination pursuant to Section 15.1 or Section 15.3) or on or after the Termination Notice Date (in the case of a termination pursuant to Section 15.2). In all cases the provisions of the third sentence of this Section 16.2 shall apply.

              16.3 The obligations of Licensee under Articles VII through X of this License Agreement shall in all events survive any termination of this License Agreement, and Licensee's obligations under Article XIII of this Agreement to pay Advances and make Royalty Payments (and to account therefor) shall survive any termination of this License Agreement to the extent of any Advances or Royalty Payments that would otherwise become due or accrue through the date of termination. The obligations of Licensor under the final sentence of
Article XI shall survive any termination of this License Agreement.



                                  ARTICLE XVII.

                               Dispute Resolution
                               ------------------

              17.1 If a dispute between the parties cannot be resolved by informal meetings and discussions within five days after commencement thereof, either party to this Agreement may elect to exercise its right to require mediation at New York, NY of the dispute. During mediation, the parties agree to negotiate in good faith as to the matter submitted to mediation. In such event, the parties shall either: (A) appoint a single mediator if they can agree on one mediator; or (B) if the parties cannot agree on a single mediator, each appoint one mediator, and the two mediators shall appoint a third mediator. No mediator shall be an employee, officer, Board member, consultant, supplier or customer, or otherwise affiliated with a party to this Agreement and shall be reasonably qualified to act as a mediator with respect to the negotiation of agreements similar to this Agreement. Each party shall share equally in the out-of-pocket costs for mediation; provided that the mediators shall be empowered to require one party to pay more than one half of the expenses if the mediators determine that such party is not negotiating in good faith in the mediation process. Each party agrees to comply with all decisions, directions, instructions and procedures made or established in good faith by the mediator(s). Any mediated resolution between the parties shall be as consistent as is practical with the existing agreements between the parties and shall not serve to modify, amend or otherwise change their respective rights and obligations under such existing agreements.

              17.2 If the parties are unable to resolve a controversy pursuant to Section 17.1 within fifteen (15) days after commencement of mediation proceedings, the dispute shall be settled by binding arbitration, and a corresponding judgment may be entered in a court of competent jurisdiction. Arbitration of any dispute may be initiated by one party by sending a written demand for arbitration to the other party. This demand will specify the matter in dispute and request the appointment of an arbitration panel. The mailing of process to Licensee at the address set forth in Section 18.3 will be deemed personal service and accepted by Licensee for any arbitration or proceeding with respect to this Agreement. The arbitration panel will consist of one arbitrator named by Licensor, one arbitrator named by Licensee and a third arbitrator named by the two arbitrators so chosen. The arbitration will be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The situs of the arbitration will be New York, NY.

              17.3 Any action or proceeding brought by any party on the basis of any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be brought in the United States District Court for the Southern District of New York, in New York City, New York, if that court has subject matter jurisdiction, and otherwise in a commercial law part of the New York State Supreme Court at New York, NY, and each of the parties hereby submits to the personal jurisdiction and venue of such court.


                                 ARTICLE XVIII.

                                  Miscellaneous
                                  -------------

              18.1 AMENDMENT AND MODIFICATION. Subject to applicable law, this License Agreement may be amended, modified or supplemented only by a written Agreement signed by the parties hereto with respect to any of the terms contained herein.

              18.2 WAIVER OF COMPLIANCE; CONSENTS. Any failure of the Licensee, on the one hand, or the Licensor, on the other hand, to comply with any obligation, covenant, agreement or condition herein may be waived by the Licensee, or by the Licensor, respectively, only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall no operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this License

Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 18.2.

              18.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by courier or registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               if to the Licensee, to it at:

               Service Merchandise Company, Inc.
               P.O. Box 2347
               Brentwood, Tennessee  37024
               Attn:  Raymond Zimmerman
                      Chairman of the Board

               with a copy to:

               Glen Bodzy, Esq.
               General Counsel
               Service Merchandise Company, Inc.
               P.O. Box 2347
               Brentwood, Tennessee  37024

               if to the Licensor, at:

               Farberware Inc.
               c/o Syratech Corporation
               175 McClellan Highway
               East Boston, MA 02128-9114
               Attn:  Mr. Leonard Florence,
                      Chairman of the Board,
                      President and Chief Executive Officer
               with copies to:

               Faye A. Florence, Esq.
               Vice President and General Counsel
               Syratech Corporation
               175 McClellan Highway
               East Boston, MA 02128-9114

               and

               Paul, Weiss, Rifkind, Wharton & Garrison
               1285 Avenue of the Americas
               New York, NY 10019-6064
               Attn: James L. Purcell, Esq.

              18.4   Assignment, etc.
                     ---------------

                     18.4.1 Except as hereinafter provided, this License Agreement, the license granted to Licensee, and the duties and obligations of Licensee, are all personal to Licensee, and Licensee agrees not to sell, assign, transfer, mortgage, pledge, hypothecate or sublicense any such license or any rights therein in whole or in part, or delegate any of its duties or obligations under this License Agreement without the consent of the Licensor, which consent shall not be unreasonably withheld. As a condition precedent to any sale, assignment, transfer, mortgage, pledge, hypothecation or sublicensing (collectively, and each, a "Transfer") of the license granted herein or any rights of the Licensee hereunder, Licensor shall be entitled to require that Licensee demonstrate that (i) the intended purchaser, assignee, transferee, mortgagee, pledgee, other recipient or sublicensee (each a "Transferee") has the financial capacity and is prepared to fulfill the obligations of the Licensee, hereunder, (ii) such Transfer will not result in a diminution of the royalties payable to Licensor hereunder, (iii) such Transfer will not result in any loss of the protections available to Licensor hereunder, (iv) such Transfer will not result in any loss, damage to, or diminution in the value or integrity of, the trademark and tradename "Farberware" or of any of the other Intellectual Property Rights licensed hereunder, (v) Licensee will remain liable for all obligations of the Transferee including the right to account for and pay royalties to the Licensor, and (vi) Licensee shall provide such other and further reasonable assurances and understandings as Licensor, in its discretion, shall deem necessary. Any purported transfer, assignment or delegation in violation of the foregoing provisions shall be deemed to be a material breach of this License Agreement and shall be void and without effect, and this License Agreement shall thereupon become terminable without further notice by Licensor. In the context of this provision, "assignment" shall include (i) the transfer of substantially all of the assets of Licensee (even if this License Agreement is specifically excluded from such transfer), or of a majority interest in the voting stock of Licensee, or (ii) the merger, consolidation or reorganization of Licensee with one or more third parties, unless the entity resulting from such merger, consolidation or reorganization shall have a net worth (shareholder's equity) that is at least equal to the net worth (shareholder's equity) of Licensee immediately prior to such merger, consolidation or reorganization.

              18.4.2 Notwithstanding the provisions of Section 18.4.1, Licensee shall have the right to assign its rights under the License Agreement to a domestic corporation (organized under the laws of one of the 48 contiguous states of the United States) all of the capital stock of which is owned by Licensee, provided that (i) Licensee undertakes and agrees to continue to own all of the capital stock of such corporation, (ii) such corporation assumes all of the obligations of Licensee under this License Agreement, (iii) Licensee continues to be bound and obligated as a principal (and not as a surety) by all of the terms of this License Agreement that now bind the Licensee and agrees, as principal and not as surety, to perform all of its obligations hereunder, and (iv) such assignment is not made with the purpose of reducing the royalties payable to Licensee hereunder.

              18.4.3 Notwithstanding the provisions of Section 18.4.1, Licensee shall have the right to grant one or more sublicenses hereunder without the prior written consent of Licensor provided that (i) Licensee shall assure itself of the integrity and financial responsibility of each person or entity to whom a sublicense is granted, (ii) each sublicensee shall agree to be bound by all of the obligations, terms and conditions that obligate, bind or affect the Licensee under this License Agreement to the extent that such obligations, terms and conditions are relevant given the nature of the rights granted by the Licensee to any given sublicensee, (iii) Licensee shall be and remain responsible for the performance by each sublicensee of all of its obligations to the Licensor hereunder, (iv) the Licensee shall agree to ascertain, compute, audit and collect, and shall faithfully ascertain, compute, audit and collect, all royalties that become payable by each sublicensee hereunder, and provide for and enforce penalties against any sublicensee that conceals sales or wilfully miscalculates royalties, and (v) the Licensee shall agree to establish, police and enforce adequate mechanisms to assure the quality of Electric Products produced or sold by its sublicensees and to protect the Licensed Intellectual Property. Any failure by the Licensee to fulfill its obligations with respect to the oversight and supervision of its sublicensees shall be, and be deemed to be, a breach of this License Agreement by the Licensee.

              18.5 This License Agreement shall not take effect unless and until LHC has given its written consent thereto. Licensor agrees that during the Term, Licensee shall sell (and cause its sublicensees to sell) to LHC, upon mutually agreed payment terms, solely for resale by LHC in Farberware Outlet Stores, i.e., outlet stores that sell only merchandise that is manufactured by or for Farberware (or its successors) or under Farberware Licenses (with the exception of limited sales of non- Farberware or Farberware-licensed products) such of the Electric Products as are being so marketed by the Licensee (or sublicensees) to other retailers and other resellers (including mass merchants other than Licensee) in such quantities (subject to availability) as LHC shall request solely for resale within Farberware Outlet Stores (and for no other purpose). Licensee agrees that the prices to be paid by LHC for such products shall be at least as low as the lowest prices being charged by Licensee and each of its sublicensees to any customer for the same products, regardless of volume, net of any rebates, discounts, allowances and commissions, if applicable, then being given to such customer in respect of such products pursuant to any purchase order placed by such customer within 60 days prior to the date on which LHC's order for the same products is placed. Except as otherwise herein specifically provided with respect to the quantities and pricing of Electric Products to be sold by Licensee and its sublicensees to LHC, nothing in this
Section 18.5 shall affect the rights of Licensee or its sublicensees to establish (by agreement with LHC or otherwise) the terms (including timing and method of payment, delivery and shipping responsibilities, return policies, if any, advertising allowances, if any, etc.) upon which such products will be sold by Licensee or any such sublicensee to LHC. Licensee further agrees not to (i) establish or operate for its own account any outlet stores that are identified as "Farberware" outlet stores or which sell primarily Farberware or Farberware-licensed products or (ii) sublicense others to establish or operate any such outlet stores.

              18.6 BINDING ON SUCCESSORS. This License Agreement will inure to the benefit of and be binding upon Licensor, its successors and assigns, and upon Licensee, and such successors, assigns and sublicensees, if any, of Licensee as may be permitted pursuant to Section 18.4.

              18.7 GOVERNING LAW. This License Agreement shall be governed by the laws of the State of New York.

              18.8 COUNTERPARTS. This License Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

              18.9 ENTIRE AGREEMENT. This License Agreement, including to the extent applicable and specifically made binding upon the Licensee or to which the rights granted hereunder are subject, the agreements, documents or instruments referred to herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promised, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein. Except as expressly set forth herein, this

License Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

              18.10 REMEDIES. Except as expressly provided herein, all specific remedies provided for in this License Agreement are cumulative and are not exclusive of one another or of any other remedies available in law or equity.

              18.11 SURVIVAL. The provisions of this License Agreement relating to payment obligations, confidentiality, indemnification, and remedies, shall survive the expiration or termination of this License Agreement.

              18.12 SEVERABILITY. If any provision of this License Agreement is declared by a court of competent jurisdiction to be invalid, illegal, unenforceable, or void then both parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is invalid, illegal, unenforceable, or void. If the remainder of this License Agreement is capable of substantial performance, then each provision not so affected shall be enforced to the extent permitted by law.

              18.13 RELATIONSHIP. This License Agreement does not provide for a joint venture, partnership, agency or employment relationship between Licensor and Licensee. The Licensee is not the agent or legal representative of Licensor for any purpose whatsoever. The Licensee is not granted any right of authority to assume or to create any obligation or responsibility, express or implied, on behalf of or in the name of the Licensor or to bind Licensor in any manner or thing whatsoever.

              18.14 If Licensee shall so request, Licensor shall lease to Licensee for a term beginning on the date hereof and ending when the License terminates, at an annual rental of One Dollar ($1.00) per year, all of Licensor's right, title and interest in and to such of the tools, dies and molds used by the Company solely and exclusively for the manufacture of Electric Products for home (as distinguished from commercial, industrial and/or institutional) use as Licensee shall select. Such lease shall be subject to (i) the Company's right to use such tools, dies and molds until August 31, 1996, i.e., the last day of the first optional extension of the initial Production Period under Section 2.A. of the MSA and
(ii) the temporal parameters and other provisions that govern the removal of tools, dies, molds, machinery and equipment set forth in Section 8.3 of the Asset Purchase Agreement. The lease of the tools, dies and molds shall be on an "as is", "where is" basis, and it shall be Licensee's responsibility to remove the same from the Bronx Facilities at Licensee's sole risk and cost. Licensee shall at all times maintain the tools, dies and molds and shall replace those that break or wear out. Upon termination of the lease for any reason, or if for any reason Licensee stops marketing an Electric Product ("discontinued product") to which any individual tool, die or mold relates, such tools, dies and molds (or, as the case may be, the individual tool, die or mold relating to a discontinued product), or the replacements or replacement for any thereof which shall have been destroyed or worn out, shall be delivered to Licensor at such address as shall be specified by Licensor, contemporaneously with or prior to such delivery.

              18.15  The Term "Confidential Information" as used in this Section
18.15 shall mean any documentation, technical information, trade secrets, customer circulation lists, marketing information or other information, irrespective of whether it is marked "Confidential" which information is or has been submitted or made available by any party to another pursuant to this License Agreement, or pursuant to the existing Non-Disclosure Agreement between the parties, other than information which (i) at the time of disclosure by either party to the other was in the public domain, or (ii) becomes part of the public domain without any unauthorized act or omission by either party to whom such information was disclosed or (iii) was or becomes available to the party receiving such information on a non-confidential basis from a source (other than the other party or its representatives) which is not prohibited from disclosing such information by a legal, contractual or fiduciary obligation to such other party, or (iv) was already in possession of the party receiving such information at the time of disclosure by the disclosing party. Each of the parties agrees that, during the term of this License Agreement and for a period of five years from and after the expiration or earlier termination of this License Agreement, it will keep confidential any Confidential Information disclosed to it by the other party, and that neither it, nor any of its employees or agents, will reproduce, publish or reveal Confidential Information of the other party to any third party, except to a sublicensee or manufacturer or prospective sublicensee or prospective manufacturer in each case who needs to receive such information for purposes of the disclosing party's exercise of its rights and performance of its obligations hereunder (in each such case, however, only if the prospective recipient of such Confidential Information has agreed in writing to be bound by the provisions of this Section 18.15 and the disclosing party shall have agreed, and by this provision the disclosing party does hereby agree, as principal and not as surety, to be responsible for the faithful performance of each of its recipient's said agreements and liable for each of its recipient's breaches thereof), and except as otherwise specifically contemplated by this License Agreement, as approved in advance in writing by the other party, or as required by law or by subpoena or other legal process, provided that the other party is given prompt notice of such subpoena or other legal process so that it may seek an appropriate protective order. In addition, neither party, nor any of its employees or agents, will make any use whatsoever of Confidential Information of the other party except as expressly contemplated by the terms of this License Agreement. All Confidential Information disclosed by either party to the other shall (as between the parties) remain the exclusive property of the disclosing party, except as otherwise expressly provided in this License Agreement. Neither party will issue any public announcement or press release concerning the transactions contemplated by this License Agreement without the prior approval of the other party except to the extent (if any) that such announcement is required by law.

              18.16 Delivery of a facsimile counterpart of one or more signature pages of this License Agreement purporting to bear the signature of a party to this License Agreement by counsel to the party to this License Agreement whose signature is thus proffered shall suffice to evidence the due execution of this License Agreement by such party hereto.

              IN WITNESS WHEREOF, the parties hereto have caused this License Agreement to be executed as of the day and year first above written.




                             FARBERWARE INC.


                             By:
                                 -------------------------------------------
                                 Name:  Leonard Florence
                                 Title: Chairman and President



                             SERVICE MERCHANDISE COMPANY, INC


                             By:
                                 -------------------------------------------
                                 Name:  Gary Witkin
                                 Title: President

                                      SCHEDULE I

                  Definitions, Interpretation and Construction

                  --------------------------------------------

              1.1 DEFINITIONS. As used in the License Agreement (as hereinafter defined) the following terms have the following meanings:

              "Affiliate" means a Person that controls, is controlled by, or is under common control with, another Person.

              "Asset Purchase Agreement" means the Asset Purchase Agreement, dated February 2, 1996, by and between the Company, Licensor, Syratech Corporation and LHC pursuant to which the Licensor acquired, inter alia, the Intellectual Property Rights, a portion of which are being licensed to the Licensee pursuant to the License Agreement.

              "Company" means Bruckner Manufacturing Corp., a Delaware corporation formerly known as Farberware Inc.

              "Cookware and Bakeware Products" means non-electric pots, pans, grills (other than outdoor grills and grills of the types pictured on pages 44 and 45 of LHC's Current Farberware Catalogue), griddles, kettles (stainless steel only), woks, rotisseries (other than electrified or outdoor rotisseries), steamers and other vessels, containers, receptacles and devices (other than coffee urns) of all kinds and materials (including glass and ceramic cookware but EXCLUDING glass and ceramic bakeware or other food preparation items similar to those marketed, or generally known, as "Pyrex" products and ALSO EXCLUDING disposable cookware and bakeware products made from aluminum foil and/or similar materials) for use in the preparation of baked, barbecued, boiled, fried, grilled, roasted, steamed and other cooked foods at home (as distinguished from the commercial, industrial and/or institutional preparation thereof). Notwithstanding the foregoing limitations of the definition of "Cookware and Bakeware Products," such definition shall include commercial, industrial and institutional size pots, pans (including baking pans) and roasters and shall also include the non-electrified bodies of those frying pans, griddles and woks heretofore electrified by the Company and marketed by the Company as electric fry pans, electric griddles and electric woks; but nothing in this definition shall permit the holder of Cookware and Bakeware Products Rights to electrify any of such items or to market any electric fry pans, electric griddles, electric woks or any other Electric Products under the Farberware name and trademark.

              "Cookware and Bakeware Products Rights" means all rights to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of (i) Cookware and Bakeware Products for home (as distinguished from commercial, industrial and/or institutional) use and (ii) commercial, industrial and/or institutional size pots, pans and roasters for commercial, industrial and/or institutional use; provided, however, that the word "devices" as used in the definition of "Cookware and Bakeware Products" shall not be deemed to confer upon the holder of the Cookware and Bakeware Products Rights any right to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of devices that are the same or similar to and intended for the same use as devices that are both (a) included in LHC's Current Farberware Catalogue, and (b) not included among devices that as of the date hereof are sourced, manufactured and/or distributed by Licensor and its predecessors and their licensees (other than LHC) pursuant to Existing Farberware Licenses; and provided, further, that the term "Cookware and Bakeware Products Rights" shall not include rights to use and exploit the Farberware name and related trademarks in connection with the sourcing, manufacture and/or distribution of Electric Products of any kind, it being understood and agreed that Licensor reserved to itself the right to use and exploit (directly or by assignment, licensing or otherwise) all Electric Products Rights, including rights to manufacture, source, market and otherwise exploit electrified versions of the frying pans, griddles and woks referred to in the final sentence of the definition of Cookware and Bakeware Products.

              "Electric Products" means electrical items for home (as distinguished from commercial, industrial and/or institutional) use, whether or not now invented or sold under the Farberware name, whether manufactured or sourced by Licensor, including, by way of illustration and without limitation, electric coffee makers, espresso machines, grinders, juicers, mixers, blenders, food processors, electric knives, non-commercial slicers and peelers, deep fryers, corn poppers, toasters, toaster ovens, convection ovens, microwave ovens, hot plates, waffle and sandwich makers, bread makers, yogurt makers, pasta machines, grills, griddles, frying pans, woks, warmers, can openers, clothes irons and other small electrical appliances, and electric grooming aids such as personal hair dryers, curling irons and other electric hair care devices, nail care equipment, personal massagers and other small electric aids and devices, electric clocks, lamps, lighting fixtures and other illumination devices for indoor (as distinguished from outdoor) use, vacuum cleaners and other electric cleaning and polishing devices, electric vehicles of all kinds (including golf carts) electric lawn mowers, electric hedge trimmers, electric leaf blowers and other electric yard, garden and lawn equipment of all kinds, and communications, entertainment and electric sports equipment of all kinds; excluding, however, (i) electric pepper mills, (ii) electric jewelry cleaning machines, (iii) electric water dispensers and water filtration and/or purifying devices, (iv) major consumer appliances (such as refrigerators, clothes washers, clothes dryers, mangles, dishwashers, electric ranges and range hoods, (v) pumps, motors, generators (including steam generators) and similar equipment,
(vi) outdoor grills with electric components, including rotisserie attachments and electronic ignition systems, (vii) lamps, lighting fixtures and other illumination devices for outdoor (as distinguished from indoor) use, and (viii) sterilizers and medical and dental equipment of all kinds.

              "Electric Products Rights" means rights to use and exploit the Farberware name and trademark in connection with the sourcing, manufacture and/or distribution of Electric Products, including rights to manufacture, source, market and otherwise exploit electrified versions of the frying pans, griddles and woks referred to in the final sentence of the definition of Cookware and Bakeware Products.

              "Existing Farberware Licenses" means Farberware Licenses heretofore granted, or contracted to be granted, by the Licensor or the Company (or any predecessor of the Company) that are, or are intended to be, valid and subsisting and includes, without limitation, the license agreements identified on Schedule V annexed to the License Agreement.

              "Farberware Business" means and includes manufacturing, importing, sourcing, marketing and distributing Cookware and Bakeware Products and certain Electric Products and the ownership and licensing of certain Intellectual Property Rights.

              "Farberware Licenses" means licenses to manufacture (and/or cause to be manufactured) and/or market products under and using the "Farberware" name and trademark and includes the Existing Farberware Licenses.

              "Intellectual Property Rights" means all of the rights of the Licensor (which includes all of the rights owned by the Company and its subsidiaries immediately prior to the Closing under the Asset Purchase Agreement) in, and with respect to, the trademarks, trade names, service marks, copyrights (including applications for, rights to acquire and other rights with respect to, any of the foregoing), licenses, technology, know-how, trade secrets, franchises, authorizations (and all documentation relating to the foregoing) of the Licensor (which includes all of the rights that were owned by the Company and its subsidiaries immediately prior to the Closing under the Asset Purchase Agreement) used or heretofore proposed to be used by the Licensor or its predecessors in interest (including the Company and its subsidiaries) in connection with the Farberware Business, including (i) the name "Farberware" and
(ii) the patents, trademarks and copyrights included in the Sale Assets to the extent that such patents, trademarks and copyrights were effectively conveyed to the Licensor on the Purchase Date.

              "License Agreement" means the License Agreement, dated as of July 10, 1996 by and between Farberware Inc. (formerly known as Far-B Acquisition Corp.) and Service Merchandise Company, Inc. ("Licensee") to which this Schedule I is annexed.

              "Licensed Intellectual Property Rights" means the Intellectual Property Rights (including trade names, trademarks, service marks, patents and copyrights) that are being licensed to the Licensee pursuant to the License Agreement.

              "Licensed Marks" means Marks that are included among the Licensed Intellectual Property Rights.

              "Licensor's Costs" means the prices paid and/or to be paid by Licensor to the Company for the Electric Products inventory that is to be offered to the Licensee plus (i) the interest paid by Licensor on moneys borrowed to purchase and carry the Electric Products inventory, (ii) expenses incurred by Licensor in finally determining the purchase price payable to the Company for the Electric Products inventory being sold to Licensee (including an appropriate portion of costs incurred pursuant to Section 2.2(c) of the Asset Purchase Agreement), (iii) all expenses incurred by Licensor in storing, handling, loading and transporting Electric Products inventory being sold to the Licensee, including the costs of transporting such inventory to Licensor's warehouse, and (iv) Licensor's cost of insuring the Electric Products inventory during the period of Licensor's ownership thereof.

              "Lifetime License" means the License Agreement, dated December 14, 1989, between the Company and Lifetime Cutlery Corp., as supplemented by letter, dated November 16, 1990, on Farberware Inc. stationery, addressed to Mr. Jeff Siegel and signed by Kevin O'Malley, as the same may be or be deemed to be, amended or replaced pursuant to the Agreement, dated as of February 2, 1996, by and among Syratech Corporation, LHC and Licensor.

              "LHC"  means Lifetime Hoan Corporation, a Delaware corporation.

              "LHC's Current Farberware Catalogue" means the catalogue bearing the front cover inscription "FARBERWARE(R) Cutlery Kitchen Tools Gadgets Cutting Boards BBQ Accessories," consisting of a front cover, a back cover, four pages (marked i through iv) listing style numbers and product descriptions, and fifty pages (numbered 2 through 51) of product pictures, and having on the back cover thereof the following information inter alia: Lifetime Hoan Corporation, Westbury, NY 11590 CAT. NO. ZYFW2CAT, which catalogue is currently being circulated by LHC.

              "Marks" means trademarks and service marks.

              "MSA" means the Manufacturing Services Agreement, dated April 2, 1996, between the Company and the Licensor.

              "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, governmental body or other entity.

              "Purchase Date" means April 2, 1996, i.e., the date on which the purchase of the Sale Assets from the Company was completed.

              "Royalty Payment" means a payment required to be made by Licensee pursuant to Section 13.2 of the License Agreement.

              "Sale Assets" means all Assets (as defined in the Asset Purchase Agreement) that were conveyed to Licensor pursuant to Section 1.1 of the Asset Purchase Agreement.

              "Year" means a calendar year.

       1.2 INTERPRETATION. In this License Agreement, unless a clear contrary intention dictates otherwise:

              1.2.1 the singular number includes the plural number and vice versa;

              1.2.2 reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the terms of the applicable agreement; and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

              1.2.3  reference to either gender includes the other gender;

              1.2.4 reference to any agreement (including the License Agreement and the Schedules attached thereto), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the License Agreement;

              1.2.5 reference to any Law means as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect on the date of the License Agreement, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder;

              1.2.6 reference to any Article, Section, subsection, clause or Schedule means such Article, Section, subsection or clause of the License Agreement or Schedule thereto;

              1.2.7 "herein," "hereunder," "hereof," "hereto" and words of similar import shall be deemed references to the License Agreement as a whole and not to any particular Article, Section, subsection, clause or Schedule attached thereto;

              1.2.8 "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term; and

              1.2.9 the headings contained in the License Agreement (including the Schedules attached thereto) are for reference purposes only and shall not affect in any way the meaning or interpretation of the License Agreement.

       1.3 CONSTRUCTION. The parties have participated jointly in the negotiation and drafting of the License Agreement directly and through their respective counsel, i.e., Paul, Weiss, Rifkind, Wharton & Garrison, on behalf of Licensor, and Coudert Brothers, on behalf of Licensee. In the event an ambiguity or question of intent or interpretation arises, the License Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of the License Agreement.

                                   Schedule II

          Intellectual Property Used Exclusively For Electric Products
          ------------------------------------------------------------

PATENTS

================================================================================
TITLE                             JURISDICTION         SERIAL NO.     PATENT NO.
================================================================================
ELECTRICAL WATER                      USA                796951          4165681
HEATER AND DISPENSER
--------------------------------------------------------------------------------
FOOD PROCESSOR                        USA                790509          4113188
--------------------------------------------------------------------------------
PERCOLATOR AND                        USA                900361          4147925
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------
TEMPERATURE CONTROL                   USA                369969          4458140
APPARATUS FOR
CONVECTION OVEN
--------------------------------------------------------------------------------
FOOD COOKING APPARATUS                USA                544025          RE31833
--------------------------------------------------------------------------------
ELECTRIC CAN OPENER                   USA                850369          D304286
WITH VERTICAL HEIGHT
ADJUSTMENT
--------------------------------------------------------------------------------
HAND HELD CAN OPENER                  USA                922507          D301432
--------------------------------------------------------------------------------
ELECTRIC PEELER                       USA             07/886443          D344429
--------------------------------------------------------------------------------
PERCOLATOR AND                    BELGIUM                194824           875840
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------
ELECTRICAL WATER                   CANADA                297305          1089523
HEATER AND DISPENSER
--------------------------------------------------------------------------------
PERCOLATOR AND                     CANADA                312050          1071280
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------
TEMPERATURE CONTROL                CANADA                387563          1167135
APPARATUS FOR
CONVECTION OVEN
--------------------------------------------------------------------------------
ELECTRIC CAN OPENER                CANADA             3-10-86-4            59782
WITH VERTICAL HEIGHT
ADJUSTMENT
--------------------------------------------------------------------------------
HAND HELD CAN OPENER               CANADA             8-04-87-6            60902
--------------------------------------------------------------------------------


                                                                               2

================================================================================
TITLE                        JURISDICTION            SERIAL NO.       PATENT NO.
================================================================================
OVEN                               FRANCE                112708            72659
--------------------------------------------------------------------------------
FOOD PROCESSOR                     FRANCE               PV40557            40557
--------------------------------------------------------------------------------
HAND HELD CAN OPENER               FRANCE                872100           872100
--------------------------------------------------------------------------------
PERCOLATOR AND                      GREAT               7838610          2022970
PARTITION PLATE HEATER            BRITAIN
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------
HAND-HELD CAN OPENER                GREAT               1041372          1041372
                                  BRITAIN
--------------------------------------------------------------------------------
ELECTRIC CAN OPENER             W GERMANY            URA1290/86           MR2662
WITH VERTICAL HEIGHT
ADJUSTMENT
--------------------------------------------------------------------------------
HAND HELD CAN OPENER            W GERMANY             URA556/87          MR27591
--------------------------------------------------------------------------------
PERCOLATOR AND                  HONG KONG                    --           915/85
PARTITION PLATE HEATER
ASSEMBLY
--------------------------------------------------------------------------------
CONVECTION OVEN WITH A          HONG KONG                    --         869/1985
TEMPERATURE CONTROL
APPARATUS
--------------------------------------------------------------------------------
TEMPERATURE CONTROL                ISRAEL                 64117            64117
APPARATUS FOR
CONVECTION OVEN
--------------------------------------------------------------------------------
PERCOLATOR AND                      ITALY             22066A/79          1192350
PARTITION PLATE HEATER
ASSEMBLY
--------------------------------------------------------------------------------
PERCOLATOR AND                      JAPAN              32421/79          1093333
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------
PERCOLATOR AND                   PORTUGAL                 68945            68945
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------
PERCOLATOR AND                     SWEDEN            PAT7903636        PUB430649
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
================================================================================

TRADEMARKS

===========================================================================================
MARK                   GOODS                JURISDICTION     REGISTRATION      APPLICATION
                                                                NUMBER           NUMBER
===========================================================================================
TURBO-OVEN             Cooking oven             USA              992831                 --
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking         USA             1157193                 --
TURBO-OVEN             ovens for
                       domestic use
-------------------------------------------------------------------------------------------
FARBERWARE             Electric kitchen         USA             1447147                 --
                       utensils, namely
                       combination
                       knife sharpener
                       and can opener
-------------------------------------------------------------------------------------------
MILLENNIUM             Electric griddles        USA             1819460                 --
                       and electric
                       skillets
-------------------------------------------------------------------------------------------
FARBER PEEL            Electric peeling         USA             1897955                 --
                       machine
-------------------------------------------------------------------------------------------
FARBERSEAL             Portable electric        USA             1783231                 --
                       kitchen machine
                       for heat sealing
                       bags
-------------------------------------------------------------------------------------------
PASTAPRO               Electric pasta           USA                  --          74/535282
                       maker
-------------------------------------------------------------------------------------------
HEALTHY                Indoor electric          USA             1851074                 --
GOURMET                grills for
(THE)                  domestic use
-------------------------------------------------------------------------------------------
HEALTHY                Electrical               USA                  --          74/433708
GOURMET                cooking
(THE) BY               appliances
CONTEMPRA &
DESIGN (CHEF'S
HEAD W/C)
-------------------------------------------------------------------------------------------
MULTI-GRATER           Electric grater          USA                  --          74/666193
-------------------------------------------------------------------------------------------



===========================================================================================
MARK                   GOODS                JURISDICTION        REGISTRATION    APPLICATION
                                                                NUMBER               NUMBER
===========================================================================================
FARBERWARE             Electric woks,       ARGENTINA           1107485                --
                       casseroles, fry
                       pans and
                       griddles, food
                       cooking
                       machines,
                       electronic
                       coffeemakers
-------------------------------------------------------------------------------------------
FARBERWARE             Electric coffee      AUSTRALIA           B399468                --
                       grinders,
                       electrically
                       operated food
                       and beverage
                       processing
                       appliances, food
                       mixers
-------------------------------------------------------------------------------------------
FARBERWARE             Electric woks,       AUSTRALIA           B404684                --
                       casseroles, fry
                       pans and
                       griddles, food
                       cooking
                       machines,
                       electronic
                       coffeemakers
-------------------------------------------------------------------------------------------



===========================================================================================
MARK                   GOODS                JURISDICTION    REGISTRATION        APPLICATION
                                                               NUMBER             NUMBER
===========================================================================================
[MILLENNIUM            Electrical           AUSTRALIA          A553506              --]
                       cookware,
                       bakeware
                       including electric
                       griddles, electric
                       skillets, electric
                       woks, ovens,
                       electric
                       coffeemakers,
                       electric grills/
                       broilers, electric
                       wafflemakers/
                       sandwich
                       makers, electric
                       toasters and
                       electric food
                       warmers and
                       other electric
                       housewares in
                       Class 11; part,
                       fittings and
                       accessories
                       therefor
-------------------------------------------------------------------------------------------
MILLENNIUM             Electric flat irons  AUSTRALIA          A605485              --
-------------------------------------------------------------------------------------------
FARBERPEEL             Electrically         AUSTRALIA          A572702              --
                       operated food
                       and beverage
                       processing
                       appliances
-------------------------------------------------------------------------------------------
FARBERSEAL             Electric             AUSTRALIA          A572703              --
                       appliances,
                       including
                       portable electric
                       kitchen machines
                       for heat sealing
                       bags
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking       BENELUX           515303               --
TURBO-OVEN             ovens for
                       domestic use
-------------------------------------------------------------------------------------------

                                                                               6


===========================================================================================
MARK                   GOODS             JURISDICTION     EGISTRATION          APPLICATION
                                                            NUMBER               NUMBER
===========================================================================================
MICROBREW              Electronic coffee    BENELUX          472044                 --
                       makers
-------------------------------------------------------------------------------------------
FARBERWARE             Electric              BRAZIL       811438325                 --
                       apparatus for
                       personal use and
                       household
                       appliances
-------------------------------------------------------------------------------------------
FARBERPEEL             Electric peeling      CANADA          409873                 --
                       machine
FARBERSEAL             Portable electric     CANADA          409872                 --
                       kitchen machine
                       for heat sealing
                       bags
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking     DENMARK       1579-1983                 --
TURBO-OVEN             ovens for
                       domestic use
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking      FRANCE         1193445                 --
TURBO-OVEN             ovens
-------------------------------------------------------------------------------------------
FARBERWARE             Electric kettles       GREAT          876697                 --
                       and electric         BRITAIN
                       coffee
                       percolators
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking       GREAT        B1168353                 --
TURBO-OVEN             ovens                BRITAIN
-------------------------------------------------------------------------------------------
FARBERWARE             Ovens,                 GREAT        B1205914                 --
                       electrically         BRITAIN
                       heated woks,
                       frying pans and
                       casserole dishes
-------------------------------------------------------------------------------------------



===========================================================================================
MARK                   GOODS                JURISDICTION       REGISTRATION     APPLICATION
                                                                  NUMBER           NUMBER
===========================================================================================
FARBERWARE             Electric                 GREAT            B1485061            --
MILLENNIUM             cookware and           BRITAIN
                       bakeware;
                       electric griddles,
                       electric skillets,
                       electric woks,
                       ovens, electric
                       grills, electric
                       broilers, electric
                       waffle makers,
                       sandwich makers,
                       coffee makers,
                       electric food
                       warmers and
                       electric toasters
-------------------------------------------------------------------------------------------
FARBERWARE             Electric cooking     W GERMANY             1045089            --
CONVECTION             ovens
TURBO-OVEN
-------------------------------------------------------------------------------------------
FARBERWARE             Various specified       ISRAEL               57748            --
                       electric products
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking         ITALY              402068            --
TURBO-OVEN             ovens for
                       domestic use
-------------------------------------------------------------------------------------------
MILLENNIUM             Electric                 ITALY              610847            --
                       cookware,
                       bakeware,
                       houseware and
                       parts therefor
-------------------------------------------------------------------------------------------
FARBERWARE             Various specified       MALAWI              203/83            --
                       electric products
-------------------------------------------------------------------------------------------
FARBERPEEL             Electric peeling        MEXICO              429889            --
                       machine
-------------------------------------------------------------------------------------------
FARBERSEAL             Portable kitchen        MEXICO              425167            --
                       machine for heat
                       sealing bags
-------------------------------------------------------------------------------------------



===========================================================================================
MARK                   GOODS                JURISDICTION         REGISTRATION   APPLICATION
                                                                    NUMBER          NUMBER
===========================================================================================
FARBERWARE             Various specified           PERU             286864               --
                       electric products
-------------------------------------------------------------------------------------------
FARBERWARE             Various specified       PORTUGAL             224160               --
                       electric products
-------------------------------------------------------------------------------------------
FARBERWARE             Electric woks,          PORTUGAL             224161               --
                       electric
                       casseroles and
                       electric fry pans
-------------------------------------------------------------------------------------------
FARBERWARE             Coffee grinders,        PORTUGAL             224163               --
                       food processors
-------------------------------------------------------------------------------------------
CONVECTION             Electric ovens             SPAIN             995517               --
TURBO-OVEN             for cooking
-------------------------------------------------------------------------------------------
FARBERWARE             Coffee grinders,           SPAIN            1054534               --
                       food processors
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking          SWEDEN             185270               --
TURBO-OVEN             ovens
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking     SWITZERLAND             319496               --
TURBO-OVEN             ovens for
                       domestic use
-------------------------------------------------------------------------------------------
FARBERWARE             Various specified    SWITZERLAND             328759               --
                       electric products
-------------------------------------------------------------------------------------------
CONVECTION             Electric cooking          TAIWAN                 --         84037400
TURBO-OVEN             ovens
-------------------------------------------------------------------------------------------
FARBERWARE             Various specified       ZIMBABWE            B560/83               --
                       electric products
===========================================================================================

                                  SCHEDULE III


PATENTS

===============================================================================================
TITLE                               OWNER           JURISDICTION           SERIAL       PATENT
                                                                             NO.          NO.
===============================================================================================
ELECTRICAL WATER               FARBERWARE, INC.         USA                796951       4165681
HEATER AND DISPENSER
-----------------------------------------------------------------------------------------------
FOOD PROCESSOR                 FARBERWARE, INC.         USA                790509       4113188
-----------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.         USA                900361       4147925
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
-----------------------------------------------------------------------------------------------
TEMPERATURE CONTROL            FARBERWARE, INC.         USA                369969       4458140
APPARATUS FOR
CONVECTION OVEN
-----------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         USA                403828       4511077
OF MAKING THE SAME
-----------------------------------------------------------------------------------------------
COOKWARE BOTTOM                FARBERWARE, INC.         USA                602308       4552284
WALL STRUCTURE
-----------------------------------------------------------------------------------------------
METHOD OF MAKING               FARBERWARE, INC.         USA                723245       4613070
COOKWARE
-----------------------------------------------------------------------------------------------
FOOD COOKING                   FARBERWARE, INC.         USA                544025       RE31833
APPARATUS
-----------------------------------------------------------------------------------------------
ELECTRIC CAN OPENER            FARBERWARE, INC.         USA                850369       D304286
WITH VERTICAL HEIGHT
ADJUSTMENT
-----------------------------------------------------------------------------------------------
COMBINED COOKING AND           FARBERWARE, INC.         USA                847899       D305086
STORAGE CONTAINER
-----------------------------------------------------------------------------------------------
COMBINED COOKING AND           FARBERWARE, INC.         USA                847896       D305393
STORAGE CONTAINER
-----------------------------------------------------------------------------------------------
MICROWAVE BROWNING             FARBERWARE, INC.         USA                848176       4701585
COOKWARE
-----------------------------------------------------------------------------------------------
HAND HELD CAN OPENER           FARBERWARE, INC.         USA                922507       D301432
-----------------------------------------------------------------------------------------------
DRIP COFFEE MAKER FOR          FARBERWARE, INC.         USA                310447       4999466
USE WITHIN A
MICROWAVE OVEN
-----------------------------------------------------------------------------------------------
DRIP COFFEE MAKER FOR          FARBERWARE, INC.         USA                638914       5491322
USE WITHIN A
MICROWAVE OVEN
-----------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.         USA                298584       D325844
-----------------------------------------------------------------------------------------------
COFFEE BREWER                  FARBERWARE, INC.         USA                07/369547    D352418
-----------------------------------------------------------------------------------------------




================================================================================================
TITLE                               OWNER            JURISDICTION         SERIAL         PATENT
                                                                             NO.           NO.
================================================================================================
MICROWAVE DRIP COFFEE          FARBERWARE, INC.            USA           07/399736       5434392
MAKER
------------------------------------------------------------------------------------------------
ELECTRIC PEELER                FARBERWARE, INC.            USA           07/886443       D344429
------------------------------------------------------------------------------------------------
ROTARY COOKING DEVICE          FARBERWARE, INC.            USA              336998       4450758
------------------------------------------------------------------------------------------------
ELECTRIC BARBECUE              FARBERWARE, INC.            USA              543179       D326030
GRILL
------------------------------------------------------------------------------------------------
SLOW COOKER                    FARBERWARE, INC.            USA           07/837692            --
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.           ASTL            10545/83        539709
OF MAKING THE SAME
------------------------------------------------------------------------------------------------
METHOD OF MAKING               FARBERWARE, INC.           ASTL            56033/86        561385
COOKWARE
------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.           ASTL             2328/89        108919
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            KIDDE CONSUMER             ATRA            A2578/83        395521
OF MAKING THE SAME             DURABLES
                               CORPORATION
------------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.        BELGIUM              194824        875840
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.        BELGIUM              211270        897418
OF MAKING THE SAME
------------------------------------------------------------------------------------------------
ELECTRICAL WATER               FARBERWARE, INC.         CANADA              297305       1089523
HEATER AND DISPENSER
------------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.         CANADA              312050       1071280
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
------------------------------------------------------------------------------------------------
TEMPERATURE CONTROL            FARBERWARE, INC.         CANADA              387563       1167135
APPARATUS FOR
CONVECTION OVEN
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         CANADA              421812       1200705
OF MAKING THE SAME
------------------------------------------------------------------------------------------------
COOKING MACHINE                FARBERWARE, INC.         CANADA           4-05-84-8         54804
------------------------------------------------------------------------------------------------
ELECTRIC CAN OPENER            FARBERWARE, INC.         CANADA           3-10-86-4         59782
WITH VERTICAL HEIGHT
ADJUSTMENT
------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER           FARBERWARE, INC.         CANADA           8-04-87-6         60902
------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.         CANADA         14-07-89-11         65031
------------------------------------------------------------------------------------------------



================================================================================================
TITLE                               OWNER             JURISDICTION          SERIAL        PATENT
                                                                             NO.            NO.
================================================================================================
MICROWAVE DRIP COFFEE          FARBERWARE, INC.          CANADA           2009862-7           --
MAKER
------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.           CHINA          89301508.3         4331
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         DENMARK              546/83       156941
OF MAKING THE SAME
------------------------------------------------------------------------------------------------
MICROWAVE DRIP COFFEE          FARBERWARE, INC.             EPC          90300670.8           --
MAKER
------------------------------------------------------------------------------------------------
OVEN                           FARBERWARE, INC.          FRANCE              112708        72659
------------------------------------------------------------------------------------------------
FOOD PROCESSOR                 FARBERWARE, INC.          FRANCE             PV40557        40557
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.          FRANCE             8301484      8301484
OF MAKING THE SAME
------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER           FARBERWARE, INC.          FRANCE              872100       872100
------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.          FRANCE              894602       894602
------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.          FRANCE              894603       894603
------------------------------------------------------------------------------------------------
PERCOLATOR AND                 KIDDE CONSUMER              GBRJ             7838610      2022970
PARTITION PLATE HEATER         DURABLES
ASSEMBLY THEREFOR              CORPORATION
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            KIDDE CONSUMER              GBRJ             8301169      2124474
OF MAKING THE SAME             DURABLES
                               CORPORATION
------------------------------------------------------------------------------------------------
HAND-HELD CAN OPENER           FARBERWARE, INC.            GBRJ             1041372      1041372
------------------------------------------------------------------------------------------------
BEVERAGE MAKER                 FARBERWARE, INC.            GBRJ             1060864      1060864
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.            GERW       P3327476.2-45   P3327476.2
OF MAKING THE SAME
------------------------------------------------------------------------------------------------
ELECTRIC CAN OPENER            KIDDE CONSUMER              GERW          URA1290/86      MR26622
WITH VERTICAL HEIGHT           DURABLES
ADJUSTMENT                     CORPORATION
------------------------------------------------------------------------------------------------
HAND HELD CAN OPENER           KIDDE CONSUMER              GERW           URA556/87      MR27591
                               DURABLES
                               CORPORATION
------------------------------------------------------------------------------------------------
BREWING APPARATUS              KIDDE CONSUMER              GERW          M8904879.2     M8904879
                               DURABLES
                               CORPORATION
------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.            GREC               72052        79598
OF MAKING THE SAME
------------------------------------------------------------------------------------------------



=================================================================================================
TITLE                          OWNER                    JURISDICTION          SERIAL       PATENT
                                                                               NO.            NO.
=================================================================================================
PERCOLATOR AND                 KIDDE CONSUMER           HONG                       -        915/85
PARTITION PLATE HEATER         DURABLES
ASSEMBLY                       CORPORATION
--------------------------------------------------------------------------------------------------
CONVECTION OVEN WITH           KIDDE CONSUMER           HONG                       -      869/1985
A TEMPERATURE                  DURABLES
CONTROL APPARATUS              CORPORATION
--------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            KIDDE CONSUMER           HONG                       -        407/86
OF MAKING THE SAME             DURABLES
                               CORPORATION
--------------------------------------------------------------------------------------------------
TEMPERATURE CONTROL            FARBERWARE, INC.         ISRAEL                 64117         64117
APPARATUS FOR
CONVECTION OVEN
--------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.         ISRAEL                 15181         15181
--------------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.         ITALY              22066A/79       1192350
PARTITION PLATE HEATER
ASSEMBLY
--------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         ITALY              22281A/83       1170183
OF MAKING THE SAME
--------------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.         JAPAN              32421/79        1093333
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            KIDDE CONSUMER           JAPAN              134514/83       1507157
OF MAKING THE SAME             DURABLES
                               CORPORATION
--------------------------------------------------------------------------------------------------
MICROWAVE DRIP COFFEE          FARBERWARE, INC.         JAPAN               32272/90             -
MAKER
--------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.         KORS               9631/1989        107426
--------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            KIDDE CONSUMER           LUXE                   84938         84938
OF MAKING THE SAME             DURABLES
                               CORPORATION
--------------------------------------------------------------------------------------------------
BREWING APPARATUS              FARBERWARE, INC.         NEWZ                   22920         22920
--------------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.         PORT                   68945         68945
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
--------------------------------------------------------------------------------------------------
METHOD OF MAKING               FARBERWARE, INC.         SPAIN                  554008       554008
COOKWARE
--------------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         SPAIN                  524584       524584
OF MAKING THE SAME
--------------------------------------------------------------------------------------------------


=============================================================================================
TITLE                               OWNER            JURISDICTION    SERIAL           PATENT
                                                                         NO.           NO.
=============================================================================================
BREWING APPARATUS              FARBERWARE, INC.         SPAIN          119534          119534
---------------------------------------------------------------------------------------------
PERCOLATOR AND                 FARBERWARE, INC.         SWEDEN         PAT7903636   PUB430649
PARTITION PLATE HEATER
ASSEMBLY THEREFOR
---------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         SWEDEN       PAT8304191-3   PUB456895
OF MAKING THE SAME
---------------------------------------------------------------------------------------------
COOKWARE AND METHOD            KIDDE CONSUMER           SWIT            4173/83-0      661195
OF MAKING THE SAME             DURABLES
                               CORPORATION
---------------------------------------------------------------------------------------------
COOKWARE AND METHOD            FARBERWARE, INC.         TAIWAN           73102768    NI-25368
OF MAKING THE SAME
---------------------------------------------------------------------------------------------
METHOD OF MAKING               FARBERWARE, INC.         TAIWAN        73102768A01      171457
COOKWARE
=============================================================================================


TRADEMARKS

=============================================================================================
MARK                  OWNER                   JURISDICTION       REGISTRATION     APPLICATION
                                                                 NUMBER             NUMBER
=============================================================================================
TURBO-OVEN            FARBERWARE, INC.        USA                 992831             -

---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE, INC.        USA                 601591             -
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE, INC.        USA                 806655             -
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE, INC.        USA                 804130             -
---------------------------------------------------------------------------------------------
OPEN HEARTH           FARBERWARE, INC.        USA                 754975             -
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE, INC.        USA                1122167             -
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE, INC.        USA                1157193             -
TURBO-OVEN
---------------------------------------------------------------------------------------------
ADVANTAGE             FARBERWARE, INC.        USA                1226680             -
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE, INC.        USA                1410374             -
---------------------------------------------------------------------------------------------


=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
FARBERWARE            FARBERWARE,         USA                1447147             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         USA                -                   74/462123
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         USA                1932199             -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         USA                1630891             -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         USA                1119296             -
                      INC.
---------------------------------------------------------------------------------------------
ONLY                  FARBERWARE,         USA                1606452             -
FARBERWARE            INC.
CAN MAKE IT
---------------------------------------------------------------------------------------------
MILLENNIUM            FARBERWARE,         USA                -                   74/051501
                      INC.
---------------------------------------------------------------------------------------------
MILLENNIUM            FARBERWARE,         USA                1819460             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENNIUM            FARBERWARE,         USA                1898138             -
                      INC.
---------------------------------------------------------------------------------------------
NEVER-STICK           FARBERWARE,         USA                1743201             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         USA                -                   74/071500
CHANGES NON-          INC.
STICK
COOKWARE INTO
NEVER-STICK
COOK-[WARE]
---------------------------------------------------------------------------------------------
ICE TEA EXPRESS       FARBERWARE,         USA                1773640             -
                      INC.
---------------------------------------------------------------------------------------------
FARBER PEEL           FARBERWARE,         USA                1897955             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERSEAL            FARBERWARE,         USA                1783231             -
                      INC.
---------------------------------------------------------------------------------------------
NUTRIMASTER           FARBERWARE,         USA                1819494             -
                      INC.
---------------------------------------------------------------------------------------------
CLASSIC               FARBERWARE,         USA                1905011             -
SERVINGS              INC.
---------------------------------------------------------------------------------------------


                                                                               7



=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
DECATHLON             FARBERWARE,         USA                1924653             -
                      INC.
---------------------------------------------------------------------------------------------
FARBER                FARBERWARE,         USA                1897200             -
                      INC.
---------------------------------------------------------------------------------------------
CLASSICOTE            FARBERWARE,         USA                -                   74/478730
                      INC.
---------------------------------------------------------------------------------------------
SET BUILDERS          FARBERWARE,         USA                1900692             -
                      INC.
---------------------------------------------------------------------------------------------
BACKSAVER             FARBERWARE,         USA                1949554             -
                      INC.
---------------------------------------------------------------------------------------------
AMERICAN              FARBERWARE,         USA                -                   74/525838
ESSENTIALS            INC.
---------------------------------------------------------------------------------------------
NECESSITIES           FARBERWARE,         USA                -                   74/615755
                      INC.
---------------------------------------------------------------------------------------------
CLASSIC SERIES        FARBERWARE,         USA                -                   74/535281
                      INC.
---------------------------------------------------------------------------------------------
PASTAPRO              FARBERWARE,         USA                -                   74/535282
                      INC.
---------------------------------------------------------------------------------------------
CHAR-B-Q              FARBERWARE,         USA                 613163             -
(STYLIZED)            INC.
---------------------------------------------------------------------------------------------
ELECTRIC CHAR-        FARBERWARE,         USA                 982893             -
B-QUE (STYLIZED       INC.
& DESIGN
(ELECTRICAL
PLUG)
---------------------------------------------------------------------------------------------
CONTEMPRA             FARBERWARE,         USA                1673371             -
                      INC.
---------------------------------------------------------------------------------------------
DESIGN (ROUND         FARBERWARE,         USA                1706523             -
ELECTRIC GRILL)       INC.
---------------------------------------------------------------------------------------------
DESIGN                FARBERWARE,         USA                1725370             -
(RECTANGULAR          INC.
ELECTRIC GRILL)
---------------------------------------------------------------------------------------------
DESIGN                FARBERWARE,         USA                1734617             -
(RECTANGULAR          INC.
GRILL)
---------------------------------------------------------------------------------------------
CHAR-B-Q              FARBERWARE,         USA                1827615             -
(STYLIZED)            INC.
---------------------------------------------------------------------------------------------

                                                                               8

=============================================================================================

MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
HEALTHY               FARBERWARE,         USA                1851074             -
GOURMET (THE)         INC.
---------------------------------------------------------------------------------------------
HEALTHY               FARBERWARE,         USA                -                   74/433708
GOURMET (THE)         INC.
BY CONTEMPRA
& DESIGN (CHEF'S
HEAD W/C)
---------------------------------------------------------------------------------------------
THERMAL               FARBERWARE,         USA                -                   74/615769
INTELLIGENCE          INC.
---------------------------------------------------------------------------------------------
FIRE MARSHALL         FARBERWARE,         USA                -                   74/594837
                      INC.
---------------------------------------------------------------------------------------------
ALL FIRE              FARBERWARE,         USA                -                   74/603251
                      INC.
---------------------------------------------------------------------------------------------
GOURMETRIX            FARBERWARE,         USA                -                   74/665939
(STYLIZED)            INC.
---------------------------------------------------------------------------------------------
THERMALLY             FARBERWARE,         USA                -                   74/665938
INTELLIGENT           INC.
COOKWARE
---------------------------------------------------------------------------------------------
MULTI-GRATER          FARBERWARE,         USA                -                   74/666193
                      INC.
---------------------------------------------------------------------------------------------
CLASSICLEAN           FARBERWARE,         USA                -                   74/686298
                      INC.
---------------------------------------------------------------------------------------------
NEW DIMENSIONS        FARBERWARE,         USA                -                   75/026506
                      INC.
---------------------------------------------------------------------------------------------
ALUMINAIRE            FARBERWARE,         USA                -                   75/032838
                      INC.
---------------------------------------------------------------------------------------------
VANGUARD 1000         FARBERWARE,         USA                -                   75/032839
                      INC.
---------------------------------------------------------------------------------------------
CONTEMPORARY          FARBERWARE,         USA                -                   75/032840
COLONIAL              INC.
COOKWARE
---------------------------------------------------------------------------------------------
COLONIAL              FARBERWARE,         USA                -                   75/032841
COOKWARE              INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         ARGENTINA          1109864             -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ARGENTINA          1107485             -
                      INC.
---------------------------------------------------------------------------------------------




=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
FARBERWARE            FARBERWARE,         ARGENTINA          1104065             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRALIA          A214699             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRALIA          B169253             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRALIA          B169254             -
                      INC.
---------------------------------------------------------------------------------------------
OPEN HEARTH           FARBERWARE,         AUSTRALIA          A179077             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRALIA          B399468             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRALIA          B399467             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRALIA          B404684             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         AUSTRALIA          A553506             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         AUSTRALIA          A553057             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         AUSTRALIA          A605485             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERPEEL            FARBERWARE,         AUSTRALIA          A572702             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERSEAL            FARBERWARE,         AUSTRALIA          A572703             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         AUSTRIA             105517             -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         BENELUX             515303             -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         BENELUX             395531             -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         BENELUX             472044             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         BENELUX             497759             -
                      INC.
---------------------------------------------------------------------------------------------


=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
MILLENIUM             FARBERWARE,         BENELUX               557765           -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         BRAZIL             811438325           -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         BRAZIL             811438333           -
                      INC.
---------------------------------------------------------------------------------------------
STAY CLEAN            FARBERWARE,         CANADA                204245           -
ACTION &              INC.
DESIGN
---------------------------------------------------------------------------------------------
OPEN HEARTH           FARBERWARE,         CANADA             TMA133696           -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         CANADA             199/50716           -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         CANADA                418801           -
MILLENIUM             INC.
---------------------------------------------------------------------------------------------
FARBERPEEL            FARBERWARE,         CANADA                409873           -
                      INC.
---------------------------------------------------------------------------------------------
FARBERSEAL            FARBERWARE,         CANADA                409872           -
                      INC.
---------------------------------------------------------------------------------------------
THERMAL               FARBERWARE,         CANADA             -                   796,549
INTELLIGENCE          INC.
---------------------------------------------------------------------------------------------
CLASSICLEAN           FARBERWARE,         CANADA             -                   798,704
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         DENMARK            1579-1983           -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         DENMARK            1939-1985           -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         FINLAND                92207           -
                      INC.
---------------------------------------------------------------------------------------------
OPEN HEARTH           FARBERWARE,         FRANCE               1460223           -
                      INC.
---------------------------------------------------------------------------------------------
ALL-AROUND            FARBERWARE,         FRANCE               1708808           -
GRIDDLE               INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         FRANCE               1193445           -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         FRANCE               1249025           -
                      INC.
---------------------------------------------------------------------------------------------


=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
MICROBREW             FARBERWARE,         FRANCE              1548249            -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         FRANCE              1678333            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREAT BRIT           876697            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREAT BRIT           876698            -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         GREAT BRIT         B1168353            -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREAT BRIT         B1205914            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREAT BRIT         B1205915            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREAT BRIT         B1485061            -
MILLENIUM             INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREAT BRIT         B1485062            -
MILLENIUM             INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         GERMANY             2029796            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         W GERMANY            674013            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         W GERMANY           1045089            -
CONVECTION            INC.
TURBO-OVEN
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         W GERMANY          1065973             -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         W GERMANY          1164528             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREECE               77282             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         GREECE               76060             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ISRAEL               23462             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ISRAEL               57748             -
                      INC.
---------------------------------------------------------------------------------------------




=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
FARBERWARE            FARBERWARE,         ISRAEL              57840              -
                      INC.
---------------------------------------------------------------------------------------------
OPEN HEARTH           FARBERWARE,         ITALY               434663             -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         ITALY               402068             -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ITALY               417819             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         ITALY               610847             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         JAPAN              2023691             -
                      INC.
---------------------------------------------------------------------------------------------
ADVANTAGE             FARBERWARE,         JAPAN              -                   06/119132
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         JAPAN              1933794             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         JAPAN              2529987             -
(KATAKANA)            INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         JAPAN              2529988             -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         JAPAN              2529989             -
(KATAKANA)            INC.
---------------------------------------------------------------------------------------------
FARBERPEEL            FARBERWARE,         JAPAN              2691276             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERSEAL            FARBERWARE,         JAPAN              2691277             -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         S. KOREA             90152             -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         MALAWI              203/83             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         MALAWI              204/83             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         MEXICO              442090             -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         MEXICO              425715             -
                      INC.
---------------------------------------------------------------------------------------------




=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
FARBERPEEL            FARBERWARE,         MEXICO               429889            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERSEAL            FARBERWARE,         MEXICO               425167            -
                      INC.
---------------------------------------------------------------------------------------------
GOURMETRIX            FARBERWARE,         MEXICO             -                   N/A
                      INC.
---------------------------------------------------------------------------------------------
THERMAL               FARBERWARE,         MEXICO             -                   248446
INTELLIGENCE          INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         NEW ZEALAND          B69536            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         NEW ZEALAND          B69535            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         NEW ZEALAND          149651            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         NEW ZEALAND          149652            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         NEW ZEALAND          149653            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         NORWAY               118836            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PERU               -                   286864
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PERU               -                   286865
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PERU               -                   286866
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PORTUGAL             224160            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PORTUGAL             224161            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PORTUGAL             224162            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         PORTUGAL             224163            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         S. AFRICA          B83/7484            -
                      INC.
---------------------------------------------------------------------------------------------


=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
FARBERWARE            FARBERWARE,         S. AFRICA          B83/7485            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         S. AFRICA          B83/8346            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         SPAIN                452855            -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         SPAIN                995517            -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         SPAIN               1054534            -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         SPAIN               1647799            -
                      INC.
---------------------------------------------------------------------------------------------
MILLENIUM             FARBERWARE,         SPAIN               1647800            -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         SWEDEN               185270            -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         SWEDEN               191705            -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         SWEDEN               225353            -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         SWITZERLAND          319496            -
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         SWITZERLAND          328759            -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         SWITZERLAND          375406            -
                      INC.
---------------------------------------------------------------------------------------------
CONVECTION            FARBERWARE,         TAIWAN               -                 84037400
TURBO-OVEN            INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         TAIWAN               687266            -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         THAILAND             148181            -
                      INC.
---------------------------------------------------------------------------------------------
MICROBREW             FARBERWARE,         THAILAND             148556            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         VENEZUELA          121465-F            -
                      INC.
---------------------------------------------------------------------------------------------



=============================================================================================
MARK                  OWNER               JURISDICTION       REGISTRATION        APPLICATION
                                                             NUMBER              NUMBER
=============================================================================================
FARBERWARE            FARBERWARE,         VENEZUELA            121938            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         VENEZUELA          121466-F            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         VENEZUELA          121467-F            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         VENEZUELA            121939            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         VENEZUELA          121468-F            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ZIMBABWE            B560/83            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ZIMBABWE            B561/83            -
                      INC.
---------------------------------------------------------------------------------------------
FARBERWARE            FARBERWARE,         ZIMBABWE            B111/84            -
                      INC.
=============================================================================================



COPYRIGHTS

=============================================================================================
         Name of Work              Owner                     Registration Number
=============================================================================================
ECB-40 grease tray             Farberware, Inc.                 VAu 198-191
---------------------------------------------------------------------------------------------
ECB-40 reflector               Farberware, Inc.                 VAu 198-194
---------------------------------------------------------------------------------------------
Small char-b-q/                Farberware, Inc.                 VAu 198-196
reflector
---------------------------------------------------------------------------------------------
ECB-40 Contempra grill         Farberware, Inc.                 VAu 198-185
Contempra (rectangular)        Farberware, Inc.                 VAu 198-186
stoneware
---------------------------------------------------------------------------------------------
Char-b-que grease tray         Farberware, Inc.                 VAu 198-188
---------------------------------------------------------------------------------------------
Char-b-que reflector           Farberware, Inc.                 VAu 198-187
---------------------------------------------------------------------------------------------
ECBO040 Grill for ceramic      Farberware, Inc.                 VAu 198-189
cooker
---------------------------------------------------------------------------------------------
Char-b-que grill               Farberware, Inc.                 VAu 198-193
---------------------------------------------------------------------------------------------
Char-b-que bowl                Farberware, Inc.                 VAu 198-197
---------------------------------------------------------------------------------------------
Heating element                Farberware, Inc.                 VAu 198-190
---------------------------------------------------------------------------------------------


=============================================================================================
         Name of Work              Owner                      Registration Number
=============================================================================================
25016 Reflector                 Farberware, Inc.                 VAu 198-198
---------------------------------------------------------------------------------------------
25027 Grease tray               Farberware, Inc.                 VAu 198-195
---------------------------------------------------------------------------------------------
Char-b-que heat element support Farberware, Inc.                 VAu 198-192
---------------------------------------------------------------------------------------------
Ceramic char-b-que grill        Farberware, Inc.                 VAu 183-512
=============================================================================================



LICENSES

       1. License and Distribution Agreement dated September 29, 1995 by and between Farberware, Inc. and Meyer Marketing Company, Ltd. relating to the name "Farberware"

       2. License and Distribution Agreement dated January 7, 1993 between Farberware, Inc. and Frye International Corporation relating to the name "Farberware"

       3. License Agreement dated September 2, 1989 by and between Farberware, Inc. and Excel Cutlery, Inc. relating to the name "Farberware"

       4. License Agreement dated December 14, 1989 by and between Farberware, Inc. and Lifetime Cutlery Corp. relating to the name "Farberware"

       5. Dinnerware License Agreement between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

       6. Flatware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

       7. Glass Gift/ServeWare License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

       8. Glass Beverageware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

       9. Agreement between Farberware, Inc. and Anants Group Ltd. dated September 14, 1988 relating to royalty commissions

       10. License Agreement by and between Farberware, Inc. and Creative Designs International Ltd. dated January 1, 1994 relating to the name "Farberware"

                                   SCHEDULE IV


              1. As part of the closing under the Asset Purchase Agreement, the Company assigned to Licensor whatever rights the Company then had in U.S. Patent 4,645,909; however, the Company did not make any representation or warranty as to the extent of the Company's rights, if any, in such patent. Licensor has not made, and is not making, any representation or warranty as to the extent of Licensor's rights, if any, in such patent.

              2. The Company has advised Licensor that Worldtronics International, Inc. has threatened to bring a claim against the Company alleging that the Company has infringed its rights in a patent for a timing device which were included in coffee makers sold by the Company but sourced elsewhere. The Company has provided Licensor with the following information concerning the affected products:


WORLDTRONICS
------------

MODEL NO.            UNITS
---------            -----
                      1989            1990               1991             1992
                      ----            ----               ----             ----
   L4236             1,736           2,563              3,157              124
   L4836             2,603           4,113              3,826              165

To summarize, over a four year period the Company sold 18,287 units. The above products were originally sourced from Spartus, which acquired them from E.N.E. In January, 1996, the Company offered Worldtronics a $5,000 settlement, which the Company has estimated would have equated to a 9% royalty.

                                   SCHEDULE V

                          Existing Farberware Licenses


1. License and Distribution Agreement dated September 29, 1995 by and between Farberware, Inc. and Meyer Marketing Company, Ltd. relating to the name "Farberware," as amended by side letter of even date therewith

2. License and Distribution Agreement dated January 7, 1993 between Farberware, Inc. and Frye International Corporation relating to the name "Farberware"

3. License Agreement dated December 14, 1989 by and between Farberware, Inc. and Lifetime Cutlery Corp. relating to the name "Farberware," as supplemented by letter dated November 16, 1990(1)

4. Dinnerware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

5. Flatware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

6. Glass Gift/ServeWare License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

7. Glass Beverageware License Agreement by and between Farberware, Inc. and Excel Cutlery, Inc. dated July 15, 1995

8. License Agreement by and between Farberware, Inc. and Creative Designs International Ltd. dated January 1, 1994 relating to the name "Farberware"

9. License Agreement by and between Farberware Inc. and Meyer Marketing Co., Ltd., dated June 27, 1996.







------------------

(1) Rights of the licensee hereunder have effectively been substantially extended and modified by an agreement dated as of February 2, 1996 by and among Syratech Corporation, Lifetime Hoan Corporation and Far-B Acquisition Corp.